UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Paul J. Smith	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Dr, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2019

Date of reporting period: 11/30/2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2019

State Farm Associates' Funds Trust

ANNUAL REPORT

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by calling 1-800-447-0740.

You may elect to receive all future reports in paper free of charge. You may call 1-800-447-0740 to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with State Farm Mutual Funds.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q and as an exhibit to its report on Form N-PORT. The Funds’ Forms N-Q (predecessor to Forms N-PORT) and exhibits to Forms N-PORT are available on the Commission’s website at sec.gov. The Funds make the information on Form N-Q and the exhibit to the Form N-PORT available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or by calling 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by calling 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2019, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2019 fiscal year, U.S. equity and fixed income markets both experienced positive total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2019.

Annual Total Returns (as of November 30, 2019)[3]

Annual Total Returns
Fund	1-year
State Farm Growth Fund	14.91%
Benchmark: S&P 500 Index	16.11%

State Farm Balanced Fund	13.82%
Benchmark: Blended benchmark*	13.27%

State Farm Interim Fund	5.26%
Benchmark: Bloomberg Barclays 1-5 Year U.S. Treasury Index	5.28%

State Farm Municipal Bond Fund	7.19%
Benchmark: Bloomberg Barclays 7-Year Municipal Bond Index	7.63%
* 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. It is not possible to invest directly in an index.

1	Investing involves risk, including potential for loss.

2	Asset allocation does not assure a profit or protect against loss.

3

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/ Credit Index. The Bloomberg Barclays Intermediate Gov/Credit Index contains approximately 4,957 U.S. Treasury, corporate and other securities with an average maturity of about 4.33 years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index return provided by Bloomberg. The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 7-Year Municipal Bond Index return provided by Bloomberg. The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

After beginning the 12-month timeframe with a sharp pullback, U.S. equities (as represented by the S&P 500 Index, or the Index) rebounded and staged a series of uneven advances to finish the period with a 16.11% total return, including dividends. While global trade instability and a slowdown in economic growth served as headwinds during this time, better than expected corporate earnings, persistent consumer spending, and more accommodative monetary policy helped support the equity advance.

Softening economic data and a Federal Reserve (the “Fed”) interest rate hike in December 2018 stoked investor fears that slowing global growth and continued monetary policy tightening may result in a domestic recession, contributing to a sharp equity decline of 9.03% that month. As the period advanced, investor sentiment would continue to be challenged by the release of more data suggesting that economic growth may be slowing. While the economy grew at an annualized rate of 3.1% over the first quarter of the 2019 calendar year, that rate fell to 2.0% and 2.1% in the second and third quarters, respectively. This moderation in growth was influenced by a decline in nonresidential fixed business investment as well as a contraction in U.S. manufacturing activity.

The decline in business investment and manufacturing activity was impacted, in part, by an increase in global trade instability during the period. In May, the Trump administration increased existing tariff levels – going from 10% to 25% – on $200 billion worth of Chinese imports, a move that escalated trade tensions and contributed to an equity market pullback that month. U.S. equities recovered during the summer but experienced yet another decline in August after the U.S. announced additional tariffs on Chinese imports that eventually took effect in September. In both instances, China responded by increasing tariffs on U.S. imports. Despite those actions, the two sides later reached a tentative trade agreement in October. At that time, China vowed to purchase more U.S. agricultural products while the U.S. committed to delaying an additional round of tariffs that was scheduled to take effect later that month. While not signed before the end of November, this agreement reduced global trade tensions as the period came to a close and helped U.S. equities bolster their 12-month advance.

Persistent consumer spending and a Fed pivot to more accommodative monetary policy also served as tailwinds for the U.S. economy and equity market during the period. Indeed, growth in consumer spending over the second and third quarters of the 2019 calendar year helped offset the aforementioned declines in business investment to extend the longest-running U.S. economic expansion on record. Consumer spending was supported by continued increases in average hourly earnings and a strong labor market as the unemployment rate remained near record lows. Additionally, consumers benefited from a decline in interest rates over the period that lowered the cost of borrowing. Though the Fed increased its key policy rate in December 2018, it later reversed course and cut interest rates in July, September, and October, citing weakening business fixed investment and muted inflation, among other factors, as justification for the rate cuts. The S&P 500 Index advanced over 26% from its December 24 period low through the end of April as expectations for more accommodative monetary policy increased. When the rate cuts were later realized, U.S. corporations benefitted from the lower borrowing costs while stocks benefitted from lower discount rates that contributed, in part, to an increase in valuation multiples. Equities were also supported during this time by better than expected – albeit declining – corporate earnings.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

As represented by the S&P 500 Index in the chart below, U.S. equities began the period descending to a period low of 2,351 on December 24. The Index then staged a series of uneven climbs before reaching a new historical and period closing price high of 3,153 on November 27 before ultimately finishing the month of November at 3,140.

Among the major fixed income indices, the Bloomberg Barclays 1-5 Year Treasury Index and the Bloomberg Barclays 7-Year Municipal Bond Index posted total returns of 5.28% and 7.63%, respectively, as yields fell and bond prices rose over the 12-month timeframe. Both short-term (3-month) and longer-term (10-year) U.S. Treasury yields declined over the period.4

Though the timeframe began with the Fed’s ninth interest rate increase since 2015, longer-term yields began the period falling unevenly as investors digested softer economic data and benign inflation readings in the early months of the period. In March, the yield on the 10-year U.S. Treasury note fell below that of the 3-month U.S. Treasury bill, representing the first such inversion of the yield curve since 2007. Yield curve inversions have often, though not always, preceded economic recessions. The decline in yields helped boost bond prices during this time, given the inverse relationship of bond yields and price.

4

Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 10 years and that pays interest every six months. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Weakening global economic conditions and heightened trade tensions were not lost on the Fed, which cut interest rates on three occasions during the period to help sustain the U.S. economic expansion. As the Fed shifted to more accommodative monetary policy, short-term yields – which have recently correlated with central bank actions – fell while longer-term yields rose in the final months of the timeframe as global trade tensions cooled. By November 30, the 10-year U.S. Treasury yield (1.78%) was 19 basis points higher than the 3-month U.S. Treasury bill (1.59%), as compared to a spread of 64 basis points at the beginning of the period.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2018 to November 30, 2019 reporting period, U.S. equities (as represented by the S&P 500 Index) entered the eleventh year of their bull-market run supported, in part, by better-than-expected corporate earnings, persistent consumer spending, and more accommodative monetary policy. The period was not without its challenges though. Softening economic data and a Federal Reserve (the “Fed”) interest rate hike in December 2018 stoked investor fears that slowing global growth and continued monetary policy tightening may result in a domestic recession, contributing to a sharp equity decline of 9.03% that month. As the period advanced, investor sentiment was challenged by the release of more data suggesting that economic growth may be slowing. While the economy grew at an annualized rate of 3.1% over the first quarter of the 2019 calendar year, that rate fell to 2.0% and 2.1% in the second and third quarters, respectively. This moderation in growth was influenced by a decline in nonresidential fixed business investment as well as a contraction in U.S. manufacturing activity.

The decline in business investment and manufacturing activity was impacted, in part, by an increase in global trade instability during the period. In May, the Trump administration increased existing tariff levels – going from 10% to 25% – on $200 billion worth of Chinese imports, a move that escalated trade tensions and contributed to an equity market pullback that month. U.S. equities recovered during the summer but experienced another decline in August after the U.S. announced additional tariffs on Chinese imports that eventually took effect in September. In both instances, China responded by increasing tariffs on U.S. imports. Despite those actions, the two sides later reached a tentative trade agreement in October. At that time, China vowed to purchase more U.S. agricultural products while the U.S. committed to delaying an additional round of tariffs that was scheduled to take effect later that month. While not signed before the end of November, this tentative agreement reduced global trade tensions as the period came to a close and helped U.S. equities bolster their 12-month advance.

Persistent consumer spending and a Fed pivot to more accommodative monetary policy also served as tailwinds for the U.S. economy and equity market during the period. Indeed, growth in consumer spending over the second and third quarters of the 2019 calendar year helped offset the aforementioned declines in business investment to extend the longest-running U.S. economic expansion on record. Consumer spending was supported by continued increases in average hourly earnings and a strong labor market as the unemployment rate remained near record lows. Additionally, consumers benefited from a decline in interest rates over the period that lowered the cost of borrowing. Though the Fed increased its key policy rate in December 2018, it later reversed course and cut interest rates in July, September, and October, citing weakening business fixed investment and muted inflation, among other factors, as justification for the rate cuts. The S&P 500 Index advanced over 26% from its December 24 period low through the end of April as expectations for more accommodative monetary policy increased. When the rate cuts were later realized, U.S. corporations benefitted from lower borrowing costs while stocks benefitted from lower discount rates that contributed, in part, to an increase in valuation multiples. Equities were also supported during this time by better-than-expected –albeit declining – corporate earnings.

The total return for the S&P 500 Index was 16.11% for the 12-month reporting period. This performance reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 2%, an increase in the price/earnings valuation of the S&P 500 Index of approximately 12%, and a dividend return of approximately 2%. Within the relatively volatile U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 16.42% versus 15.81% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1

1

The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values.

Within commodities, oil prices began December 2018 at around $51 per barrel and ranged between approximately $45 to $63/ barrel before ending at around $55/barrel, an increase of approximately 8%. Beginning the period at around $1,220 per troy ounce, gold traded between approximately $1,220 and $1,529/oz., before ending November 2019 at around $1,473/oz., an increase of approximately 21%. In currency markets, the U.S. dollar appreciated approximately 3% against the euro while it depreciated approximately 1% versus the British pound, closing November 2019 at $1.10/euro and $1.29/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2019. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 8 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2019, the State Farm Growth Fund experienced a total return of 14.91% after expenses, compared to a 16.11% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

		% of Net Assets	12/1/18 to 11/30/19
Security	Sector	as of 11/30/19	Total Return %
Apple Inc.	Computers	6.3%	52%
Walt Disney Co., The	Media & Broadcasting	7.5%	33%
Air Products & Chemicals Inc.	Chemicals	3.6%	50%
Proctor & Gamble Co., The	Consumer & Marketing	3.9%	33%
Vulcan Materials Co.	Building Materials & Construction	2.7%	36%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

		% of Net Assets	12/1/18 to 11/30/19
Security	Sector	as of 11/30/19	Total Return %
Exxon Mobil Corp.	Oil & Gas	3.2%	-10%
3M Co.	Machinery & Manufacturing	1.7%	-16%
Pfizer Inc.	Health Care	1.6%	-14%
Johnson & Johnson	Health Care	6.2%	-4%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.7%	-3%

Performance of Top 10 Holdings

		% of Net Assets	12/1/18 to 11/30/19
Security	Sector	as of 11/30/19	Total Return %
Walt Disney Co., The	Media & Broadcasting	7.5%	33%
Apple Inc.	Computers	6.3%	52%
Johnson & Johnson	Health Care	6.2%	-4%
Proctor & Gamble Co., The	Consumer & Marketing	3.9%	33%
Air Products & Chemicals Inc.	Chemicals	3.6%	50%
Exxon Mobil Corp.	Oil & Gas	3.2%	-10%
Microsoft Corp.	Computer Software & Services	3.1%	39%
Caterpilar Inc.	Machinery & Manufacturing	3.1%	10%
Wal-Mart Stores Inc.	Retailers	2.9%	25%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.7%	-3%

The State Farm Growth Fund’s portfolio turnover rate for the 1-year period was 0.70%. In the first quarter, the Fund added to its Microsoft position while also acquiring shares of Wabtec through a merger with General Electric’s transportation business. The Fund then disposed of shares in Berkshire Hathaway and acquired more shares of Microsoft in the second quarter. The Fund also acquired shares of Dow and Corteva in the second and third quarters, respectively, when DowDuPont split into three companies. Later during the third quarter, the Fund liquidated its remaining Berkshire Hathaway position, and in the fourth quarter, Merck KGaA acquired Versum Materials in an all-cash transaction.

There were 70 holdings in the Fund totaling approximately $5.5 billion in assets at the end of the reporting period, compared to 70 holdings and approximately $5.0 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2018, through November 30, 2019, 56 of the stocks in the portfolio, accounting for over 92% of the Fund’s total net assets, increased their dividends in local currency terms.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2018 to November 30, 2019 reporting period, U.S. equities (as represented by the S&P 500 Index) entered the eleventh year of their bull-market run supported, in part, by better-than-expected corporate earnings, persistent consumer spending, and more accommodative monetary policy. The period was not without its challenges though. Softening economic data and a Federal Reserve (the “Fed”) interest rate hike in December 2018 stoked investor fears that slowing global growth and continued monetary policy tightening may result in a domestic recession, contributing to a sharp equity decline of 9.03% that month. As the period advanced, investor sentiment was challenged by the release of more data suggesting that economic growth may be slowing. While the economy grew at an annualized rate of 3.1% over the first quarter of the 2019 calendar year, that rate fell to 2.0% and 2.1% in the second and third quarters, respectively. This moderation in growth was influenced by a decline in nonresidential fixed business investment as well as a contraction in U.S. manufacturing activity.

The decline in business investment and manufacturing activity was impacted, in part, by an increase in global trade instability during the period. In May, the Trump administration increased existing tariff levels – going from 10% to 25% – on $200 billion worth of Chinese imports, a move that escalated trade tensions and contributed to an equity market pullback that month. U.S. equities recovered during the summer but experienced yet another decline in August after the U.S. announced additional tariffs on Chinese imports that eventually took effect in September. In both instances, China responded by increasing tariffs on U.S. imports. Despite those actions, the two sides later reached a tentative trade agreement in October. At that time, China vowed to purchase more U.S. agricultural products while the U.S. committed to delaying an additional round of tariffs that was scheduled to take effect later that month. While not signed before the end of November, this tentative agreement reduced global trade tensions as the period came to a close and helped U.S. equities bolster their 12-month advance.

Persistent consumer spending and a Fed pivot to more accommodative monetary policy also served as tailwinds for the U.S. economy and equity market during the period. Indeed, growth in consumer spending over the second and third quarters of the 2019 calendar year helped offset the aforementioned declines in business investment to extend the longest-running U.S. economic expansion on record. Consumer spending was supported by continued increases in average hourly earnings and a strong labor market as the unemployment rate remained near record lows. Additionally, consumers benefited from a decline in interest rates over the period that lowered the cost of borrowing. Though the Fed increased its key policy rate in December 2018, it later reversed course and cut interest rates in July, September, and October, citing weakening business fixed investment and muted inflation, among other factors, as justification for the rate cuts. The S&P 500 Index advanced over 26% from its December 24 period low through the end of April as expectations for more accommodative monetary policy increased. When the rate cuts were later realized, U.S. corporations benefitted from lower borrowing costs while stocks benefitted from lower discount rates that contributed, in part, to an increase in valuation multiples. Equities were also supported during this time by better-than-expected –albeit declining – corporate earnings.

The total return for the S&P 500 Index was 16.11% for the 12-month reporting period. This performance reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 2%, an increase in the price/earnings valuation of the S&P 500 Index of approximately 12%, and a dividend return of approximately 2%. Within the relatively volatile U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 16.42% versus 15.81% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

Bond markets, as represented by the Bloomberg Barclays Intermediate Government/Credit Index, generated a total return of 8.09% during the 12-month reporting period. The performance of this index was comprised of the Intermediate Government-portion (62.9% Index weighting), which generated a total return of 6.79% and the Intermediate Credit-portion (37.1% Index weighting), which posted a total return of 10.29%. The total return of the Intermediate Government-portion was comprised of a price return of 4.57% and a coupon return of 2.22%; meanwhile, the total return of the Intermediate Credit-portion was comprised of a price return of 6.87% and a coupon return of 3.42%.1

Both short-term (3-month) and longer-term (10-year) U.S. Treasury yields declined over the period. Though the timeframe began with the Fed’s ninth interest rate increase since 2015, longer-term yields began the period falling unevenly as investors digested softer economic data and benign inflation readings in the early months of the period. In March, the yield on the 10-year U.S. Treasury note fell below that of the 3-month U.S. Treasury bill, representing the first inversion of the yield curve since 2007. Yield curve inversions have often, though not always, preceded economic recessions. The decline in yields helped boost bond prices during this time, given the inverse relationship of bond yields and prices. Weakening global economic conditions and heightened trade tensions, among other factors, led the Fed to cut interest rates on three occasions during the period to help sustain the U.S. economic expansion. As the Fed shifted to more accommodative monetary policy, short-term yields – which have recently correlated with central bank actions – fell while longer-term yields rose in the final months of the timeframe. By November 30, the 10-year U.S. Treasury yield (1.78%) was 19 basis points higher than the 3-month U.S. Treasury bill (1.59%), as compared to a spread of 64 basis points at the beginning of the period.

Within commodities, oil prices began December 2018 at around $51 per barrel and ranged between approximately $45 to $63/ barrel before ending at around $55/barrel, an increase of approximately 8%. Beginning the period at around $1,220 per troy ounce, gold traded between approximately $1,220 and $1,529/oz., before ending November 2019 at around $1,473/oz., an increase of approximately 21%. In currency markets, the U.S. dollar appreciated approximately 3% against the euro while it depreciated approximately 1% versus the British pound, closing November 2019 at $1.10/euro and $1.29/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2019. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live®

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2019, the State Farm Balanced Fund experienced a total return of 13.82% after expenses. The total return of the blended benchmark was 13.27% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all-equity benchmark S&P 500 Index was 16.11%, while the fixed income benchmark Bloomberg Barclays Intermediate Government/Credit Index had a total return of 8.09% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Barclays Intermediate Government/Credit Index contains 4,957 U.S. Treasury, corporate and other securities with an average maturity of about 4.28 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (68.02% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/19	12/1/18 to 11/30/19 Total Return %
Walt Disney Co., The	Media & Broadcasting	7.6%	33%
Apple Inc.	Computers	4.0%	52%
Air Products & Chemicals Inc.	Chemicals	2.6%	50%
Proctor & Gamble Co., The	Consumer & Marketing	2.7%	33%
Microsoft Corp.	Computer Software & Services	2.4%	39%

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/19	12/1/18 to 11/30/19 Total Return %
Pfizer Inc.	Health Care	1.3%	-14%
Exxon Mobil Corp.	Oil & Gas	1.6%	-10%
3M Co.	Machinery & Manufacturing	1.0%	-16%
DuPont de Nemours Inc.	Chemicals	0.2%	-20%
Johnson & Johnson	Health Care	2.7%	-4%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/19	12/1/18 to 11/30/19 Total Return %
Walt Disney Co., The	Media & Broadcasting	7.6%	33%
Apple Inc.	Computers	4.0%	52%
Procter & Gamble Co., The	Consumer & Marketing	2.7%	33%
Johnson & Johnson	Health Care	2.7%	-4%
Air Products & Chemicals Inc.	Chemicals	2.6%	50%
Microsoft Corp.	Computer Software & Services	2.4%	39%
Alphabet Inc. Class A	Computer Software & Services	2.3%	18%
Wells Fargo & Co.	Banks	1.9%	4%
Archer-Daniels-Midland Co.	Agriculture, Foods & Beverage	1.9%	-3%
Caterpillar Inc.	Machinery & Manufacturing	1.8%	10%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.48%. In the first quarter, the Fund added to its Microsoft position while also acquiring shares of Wabtec through a merger with General Electric’s transportation business. The Fund added more shares of Microsoft in the second quarter, while acquiring shares of Dow and Corteva in the second and third quarters, respectively, when DowDuPont split into three companies. In the fourth quarter, Merck KGaA acquired Versum Materials in an all-cash transaction.

There were 74 holdings in the Fund totaling approximately $1.4 billion in assets at the end of the reporting period, compared to 72 holdings and approximately $1.3 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2018, through November 30, 2019, 56 of the stocks in the portfolio, accounting for over 89% of the Fund’s total equity assets, increased their dividends in local currency terms.

Fixed Income portion of the Fund (31.98% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 69.9% of the fixed income securities (representing 22.35% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the Fund were corporate bonds (18.06% of total net assets) and U.S. Treasury securities (8.48% of total net assets).

From a credit rating standpoint, 40.86% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds, federal agency securities, agency commercial mortgage backed securities (“Agency CMBS”)2, and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (8.44% of fixed income assets), single A-rated debt (33.58% of fixed income assets), Baa-rated bonds (13.29% of fixed income assets) and Ba-rated bonds (0.27% of fixed income assets).

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and Agency CMBS had varying returns, resulting in a total return of approximately 9.70% for the fixed income portion over the 12-month period. With a total return of approximately 11.45%, corporate bonds provided the greatest level of support to the returns of the fixed income portion of the Fund.

The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helps to provide stability and serve as a buffer to volatility from within the equity portion of the Fund. The duration of the Fund’s bond portfolio at the end of November 2019 stood at 4.51 years, slightly higher than its position on December 1, 2018. The Fund’s duration was higher than the 3.92 years of its fixed income benchmark (the Bloomberg Barclays Intermediate Government/Credit Index) as of November 30, 2019. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Bloomberg Barclays Intermediate Government/Credit Index.

2

Certain Agency CMBS that are not rated by a credit rating agency carry an internal Aaa rating, assigned by State Farm Investment Management Corp., that is consistent with the rating assigned to the guarantor by a credit rating agency.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2018 to November 30, 2019 reporting period, the U.S. economy continued to expand, supported in part by better-than-expected corporate earnings, persistent consumer spending, and more accommodative monetary policy. The period was not without its challenges though. Softening economic data and a Federal Reserve (the “Fed”) interest rate hike in December 2018 stoked investor fears that slowing global growth and continued monetary policy tightening may result in a domestic recession. As the period advanced, investor sentiment was challenged by the release of more data suggesting that economic growth may be slowing. While the economy grew at an annualized rate of 3.1% over the first quarter of the 2019 calendar year, that rate fell to 2.0% and 2.1% in the second and third quarters, respectively. This moderation in growth was influenced by a decline in nonresidential fixed business investment as well as a contraction in U.S. manufacturing activity.

The decline in business investment and manufacturing activity was impacted, in part, by an increase in global trade instability during the period. In May, the Trump administration increased existing tariff levels – going from 10% to 25% – on $200 billion worth of Chinese imports, a move that escalated trade tensions. In August, the U.S. announced additional tariffs on Chinese imports that eventually took effect in September. In both instances, China responded by increasing tariffs on U.S. imports. Despite those actions, the two sides later reached a tentative trade agreement in October. At that time, China vowed to purchase more U.S. agricultural products while the U.S. committed to delaying an additional round of tariffs that was scheduled to take effect later that month. While not signed before the end of November, this tentative agreement reduced global trade tensions as the period came to a close.

Persistent consumer spending and a Fed pivot to more accommodative monetary policy also served as tailwinds for the U.S. economy during the period. Indeed, growth in consumer spending over the second and third quarters of the 2019 calendar year helped offset the aforementioned declines in business investment to extend the longest-running U.S. economic expansion on record. Consumer spending was supported by continued increases in average hourly earnings and a strong labor market as the unemployment rate remained near record lows. Additionally, consumers benefited from a decline in interest rates over the period that lowered the cost of borrowing. Though the Fed increased its key policy rate in December 2018, it later reversed course and cut interest rates in July, September, and October, citing weakening business fixed investment and muted inflation, among other factors, as justification for the rate cuts.

Short- (3-month), intermediate- (2-year), and longer-term (10-year) U.S. Treasury yields declined over the period.1 Though the timeframe began with the Fed’s ninth interest rate increase since 2015, longer-term yields began the period falling unevenly as investors digested softer economic data and benign inflation readings in the early months of the period. In March, the yield on the 10-year U.S. Treasury note fell below that of the 3-month U.S. Treasury bill, representing the first inversion of the yield curve since 2007. Later in August and on the backdrop of escalating trade tensions between the U.S. and China, another inversion occurred as the yield on the 2-year U.S. Treasury note exceeded that of the 10-year U.S. Treasury note.

Yield curve inversions have often, though not always, preceded economic recessions. The decline in yields helped boost bond prices during this time, given the inverse relationship of bond yields and prices. Weakening global economic conditions and heightened trade tensions, among other factors, led the Fed to cut interest rates on three occasions during the period to help sustain the U.S. economic expansion. As the Fed shifted to more accommodative monetary policy, short-term yields – which have recently correlated with central bank actions – fell while longer-term yields rose in the final months of the timeframe. By November 30, the 10-year U.S. Treasury yield (1.78%) was 19 basis points higher than the 3-month U.S. Treasury bill (1.59%), as compared to a spread of 64 basis points at the beginning of the period.

1	A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 2 years and that pays interest every six months.

Overall, longer-maturity U.S. Treasuries outperformed relative to intermediate- and shorter-maturity U.S. Treasuries. For the 1-year period, the total return for the Bloomberg Barclays 20+ Year U.S. Treasury Index was 25.16%, compared with 6.84% and 4.20% for the Bloomberg Barclays Intermediate U.S. Treasury Index and Bloomberg Barclays 1-3 year U.S. Treasury Index, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2019, along with the maturity allocation of the Bloomberg Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Bloomberg Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Bloomberg Barclays 1-5 Year U.S. Treasury Index Allocation
0 - 1 Years	19.37%**	0.00%
1 - 2 Years	16.67%	30.22%
2 - 3 Years	20.24%	26.71%
3 - 4 Years	15.69%	19.50%
4 - 5 Years	14.42%	20.84%
5 - 6 Years	13.61%	2.73%
6+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2019. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 1.44% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2019, the State Farm Interim Fund experienced a total return of 5.26% after expenses, compared to a total return of 5.28% for the Bloomberg Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within U.S. Treasuries, longer-term maturities generally outperformed shorter-term for the 1-year period. Relative to its benchmark, the Bloomberg Barclays 1-5 Year U.S. Treasury Index, the Fund’s holdings in bonds with maturities of less than one year negatively impacted its performance compared with the Index. Meanwhile, relative to its benchmark, the Fund’s higher allocation to bonds with maturities greater than five years positively impacted its total return compared with the Index. However, the impact of expenses, as well as the difference in investment maturities between the Fund and its benchmark, contributed to the Fund’s overall relative underperformance.

As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2019 stood at 2.61 years, similar to its duration of 2.62 years on December 1, 2018. The Fund’s duration was slightly lower than that of its benchmark (the Bloomberg Barclays 1-5 Year U.S. Treasury Index) of 2.71 years as of November 30, 2019. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

*	The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

During the December 1, 2018 to November 30, 2019 reporting period, the U.S. economy continued to expand, supported in part by better-than-expected corporate earnings, persistent consumer spending, and more accommodative monetary policy. The period was not without its challenges though. Softening economic data and a Federal Reserve (the “Fed”) interest rate hike in December stoked investor fears that slowing global growth and continued monetary policy tightening may result in a domestic recession. As the period advanced, investor sentiment was challenged by the release of more data suggesting that economic growth may be slowing. While the economy grew at an annualized rate of 3.1% over the first quarter of the 2019 calendar year, that rate fell to 2.0% and 2.1% in the second and third quarters, respectively. This moderation in growth was influenced by a decline in nonresidential fixed business investment as well as a contraction in U.S. manufacturing activity.

The decline in business investment and manufacturing activity was impacted, in part, by an increase in global trade instability during the period. In May, the Trump administration increased existing tariff levels – going from 10% to 25% – on $200 billion worth of Chinese imports, a move that escalated trade tensions. In August, the U.S. announced additional tariffs on Chinese imports that eventually took effect in September. In both instances, China responded by increasing tariffs on U.S. imports. Despite those actions, the two sides later reached a tentative trade agreement in October. At that time, China vowed to purchase more U.S. agricultural products while the U.S. committed to delaying an additional round of tariffs that was scheduled to take effect later that month. While not signed before the end of November, this tentative agreement reduced global trade tensions as the period came to a close.

Persistent consumer spending and a Fed pivot to more accommodative monetary policy also served as tailwinds for the U.S. economy during the period. Indeed, growth in consumer spending over the second and third quarters of the 2019 calendar year helped offset the aforementioned declines in business investment to extend the longest-running U.S. economic expansion on record. Consumer spending was supported by continued increases in average hourly earnings and a strong labor market as the unemployment rate remained near record lows. Additionally, consumers benefited from a decline in interest rates over the period that lowered the cost of borrowing. Though the Fed increased its key policy rate in December 2018, it later reversed course and cut interest rates in July, September, and October, citing weakening business fixed investment and muted inflation, among other factors, as justification for the rate cuts.

Meanwhile, positive municipal bond returns were driven, in part, by recent changes to the U.S. tax code that helped shape the supply and demand conditions of the asset class during the period. The removal of certain tax exemptions for new issuances contributed to a shrinkage in supply from municipalities, while a new cap on state and local tax deductions from individual tax payers helped increase municipal bond demand from tax-advantaged seeking investors. The decline in long-term municipal bond yields – and related increase in prices – helped the 7-Year Municipal Bond Index achieve positive total returns.

As illustrated in Table 1 below, the municipal bond yield curve flattened. While yields decreased across all maturities, longer-maturity yields decreased more on an absolute basis compared to intermediate- and shorter-maturity yields over the 1-year period ended November 30, 2019.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2018	1.84%	2.14%	2.51%	3.05%
November 30, 2019	1.07%	1.15%	1.47%	1.88%
Increase (Decrease) in Yield	(0.77%)	(0.99%)	(1.04%)	(1.17%)

1

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2019 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2019) for all segments of the Bloomberg Barclays Municipal Bond Index were positive, with higher returns generally along the longer end of the maturity yield curve. The Bloomberg Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Bloomberg Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Bloomberg Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2019)
1-Year Municipal Bonds	2.70%
3-Year Municipal Bonds	4.15%
5-Year Municipal Bonds	6.14%
7-Year Municipal Bonds	7.63%
10-Year Municipal Bonds	8.75%
15-Year Municipal Bonds	10.08%
20-Year Municipal Bonds	10.50%
Long-Bond (22+ Year) Municipal Bonds	11.49%

2

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint, as illustrated in Table 3 below, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities.

Table 3: Bloomberg Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2019)
Aaa Rated Bonds	7.76%
Aa Rated Bonds	8.10%
A Rated Bonds	9.07%
Baa Rated Bonds	10.55%

3

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

As of November 30, 2019, the 1.88% yield on 20-year Aaa-rated municipal bonds was less than the 2.07% yield offered on comparable 20-year taxable U.S. Treasuries, but slightly above the historical norm for that yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. However, that dynamic has shifted in recent years due, in part, to the Fed’s monetary policies stimulus programs and the Tax Cut and Jobs Act passed in 2017.

This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2019, along with the maturity allocation of the Bloomberg Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Bloomberg Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	30.32%**	0.00%
6-12 Years	42.17%	100.00%
12-22 Years	27.51%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2019. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.10% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund experienced a total return of 7.19% for the 1-year period ended November 30, 2019, after expenses, compared to a 7.63% return for the Bloomberg Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, the impact of fund expenses, as well as the difference in maturity structure and credit quality between the Fund and its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, played a role in the Fund underperforming the Index.

With respect to credit risk, as previously illustrated in Table 3 above, lower quality bonds (Baa and A) generally outperformed relative to higher quality bonds (Aa and Aaa) during the period. Table 4 below shows the Fund’s credit quality orientation compared to the Bloomberg Barclays 7-Year Municipal Bond Index as of November 30, 2019, with the Fund holding a smaller concentration than the Index in lower quality bonds. Throughout the reporting period, the Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy.

Table 4: Credit Ratings Comparison (as of November 30, 2019)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Bloomberg Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	11.97%	16.62%
Aa/AA	67.12%	53.06%
A	17.08%	22.68%
Baa/BBB or Lower	1.13%	7.64%
NR (Not Rated)	2.70%*	0.00%
Totals	100.00%	100.00%

4

Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2019. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 0.10% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

Throughout the reporting period, the Fund’s duration decreased from 4.45 years as of December 1, 2018, to 4.31 years as of November 30, 2019. The Fund’s duration was lower than the 4.88 duration of its benchmark (the Bloomberg Barclays 7-year Municipal Bond Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period increased by two from 509 to 511 bonds. Turnover for the reporting period was 13.5%. Investments within the state of Washington represented the largest single allocation in any state, representing 7.14% of total net assets, which is up from 6.91% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Wisconsin, followed by Montana and Minnesota. Bonds secured by a general obligation pledge accounted for approximately 59% of all new acquisitions with revenue bond purchases representing 41% of the total. The average ratings quality of new bond purchases was Aa2/AA. The Aa2 rating is a subset of Moody’s Aa rating. The largest net reduction of holdings occurred through sales/calls/maturities of bonds in Connecticut, followed by maturities in Arizona.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy, seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Period June 1, 2019 to November 30, 2019	Expenses Paid During Period June 1, 2019 to November 30, 2019*
State Farm Growth Fund
Actual	$1,000.00	$1,145.46	0.12%	$0.65
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61

State Farm Balanced Fund
Actual	$1,000.00	$1,110.51	0.13%	$0.69
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66

State Farm Interim Fund
Actual	$1,000.00	$1,016.61	0.19%	$0.96
Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	0.19%	$0.96

State Farm Municipal Bond Fund
Actual	$1,000.00	$1,019.21	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*

Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 14, 2019, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2020.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of how SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 14th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to a benchmark index and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at a meeting held on March 15, 2019, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund over various time periods (i.e., calendar year-to-date, one-, three-, five- and ten-year periods) ending on March 31, 2019, as compared to the performance of one or more benchmark indexes, as well as compared to the returns of the Morningstar Category, which includes all open-end funds within that category as assigned by Morningstar, Inc., without any modifications. The Board considered each Fund’s quartile ranking within its Morningstar Category, with the first quartile equal to performance in the top 25% of all funds within that category and the fourth quartile equal to performance in the bottom 25% of all funds within that category.

The Board considered that the Growth Fund’s performance compared to its Morningstar Category over the three- and five-year periods was in the third quartile and that the Growth Fund’s performance over the ten-year period was in the fourth quartile. The Board took into account SFIMC’s explanation that the Growth Fund generally is more likely to underperform its benchmark and Morningstar Category in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth Fund is more likely to outperform its benchmark and Morningstar Category during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this investment approach generally has provided competitive investment performance with a lower-risk profile for the Growth Fund.

The Board considered the performance of the Balanced Fund compared to its Morningstar Category, noting that it ranked in the following quartiles of its Morningstar Category for the various periods:

Three-year	Five-year	Ten-year
3	1	4

With respect to the Balanced Fund’s performance over the ten-year period, the Board considered SFIMC’s explanation that the equity securities held by the Balanced Fund had risk and performance characteristics similar to those of the equity securities held by the Growth Fund. Therefore, SFIMC’s explanation of the relative performance of the Growth Fund helped the Board to understand the Balanced Fund’s relative performance over the ten-year period.

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that for the three-, five- and ten-year periods the Interim Fund had ranked in the second, first and second quartiles, respectively. The Board noted that for the three-, five-, and 10-year periods the Municipal Bond Fund had ranked in the second, second and third quartiles, respectively. The Board then considered SFIMC’s assertion that the Interim Fund and the Municipal Bond Fund are managed with a low-risk profile and that these Funds have provided long-term consistent returns.

After extensive discussion of this and other performance information related to the Funds, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses within that group of peer funds. The Board also took note that SFIMC did not manage any institutional clients, and that it only manages the Funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SFIMC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2020.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

	Shares	Value
Common Stocks (99.19%)
Agriculture, Foods, & Beverage (10.93%)
Archer-Daniels-Midland Co.	3,477,500	$149,289,075
Coca-Cola Co., The	2,054,600	109,715,640
Kellogg Co.	930,000	60,561,600
McCormick & Company Inc.	428,600	72,540,550
Nestle SA ADR	1,175,800	122,212,652
PepsiCo Inc.	641,400	87,121,362

		601,440,879

Banks (4.85%)
M&T Bank Corp.	213,400	35,155,516
Northern Trust Corp.	422,700	45,330,348
U.S. Bancorp	710,821	42,670,585
Wells Fargo & Co.	2,643,100	143,943,226

		267,099,675

Building Materials & Construction (2.68%)
Vulcan Materials Co.	1,039,200	147,431,304

Chemicals (5.50%)
Air Products & Chemicals Inc.	830,000	196,153,900
Corteva Inc.	97,944	2,548,503
Croda International PLC	24,316	1,565,862
Dow Inc.	97,944	5,227,271
DuPont de Nemours Inc.	97,944	6,347,751
International Flavors & Fragrances Inc.	525,000	74,145,750
Novozymes A/S B Shares	344,484	16,464,006

		302,453,043

Computer Software & Services (7.31%)
Alphabet Inc. Class A (a)	112,635	146,886,177
Alphabet Inc. Class C (a)	5,916	7,720,143
Automatic Data Processing Inc.	109,900	18,768,722
Facebook Inc. Class A (a)	82,675	16,670,587
Microsoft Corp.	1,129,669	171,009,293
SAP SE	83,800	11,404,116
Texas Instruments Inc.	245,807	29,548,459

		402,007,497

Computers (6.25%)
Apple Inc.	1,287,217	344,008,743

Consumer & Marketing (7.09%)
AptarGroup Inc.	677,405	75,950,649
Colgate-Palmolive Co.	872,600	59,179,732
Procter & Gamble Co., The	1,765,155	215,454,819
Reckitt Benckiser Group PLC	163,469	12,822,418
Unilever NV New York Shares	451,152	26,866,102

		390,273,720

Electronic/Electrical Manufacturing (1.75%)
Emerson Electric Co.	729,400	53,873,484
General Electric Co.	3,744,419	42,199,602

		96,073,086

	Shares	Value
Common Stocks (Cont.)
Health Care (17.07%)
Abbott Laboratories	847,500	$72,418,879
AbbVie Inc.	847,500	74,351,175
Agilent Technologies Inc.	548,071	44,267,695
Amgen Inc.	190,085	44,616,751
Eli Lilly and Co.	997,000	116,997,950
Johnson & Johnson	2,481,600	341,195,184
Merck & Co. Inc.	296,750	25,870,665
Novo Nordisk A/S Sponsored ADR	357,416	20,068,908
Pfizer Inc.	2,239,031	86,247,474
Roche Holding AG Sponsored ADR	732,281	28,244,078
Zoetis Inc.	705,696	85,050,482

		939,329,241

Machinery & Manufacturing (10.60%)
3M Co.	564,000	95,750,280
ASML Holding NV NY Reg. Shares	364,933	98,758,168
Caterpillar Inc.	1,162,621	168,266,137
Deere & Co.	42,900	7,209,345
Donaldson Company Inc.	765,513	42,929,969
HNI Corp.	1,439,200	56,546,168
Illinois Tool Works Inc.	652,500	113,750,325

		583,210,392

Media & Broadcasting (7.52%)
Walt Disney Co., The	2,728,640	413,607,251

Mining & Metals (2.32%)
BHP Group PLC	941,859	20,826,396
Nucor Corp.	531,200	29,938,432
Rio Tinto PLC	476,280	25,876,100
Rio Tinto PLC ADR	907,200	49,496,832
South32 Ltd.	941,859	1,707,521

		127,845,281

Oil & Gas (7.39%)
Chevron Corp.	1,060,000	124,157,800
Exxon Mobil Corp.	2,615,200	178,173,576
Royal Dutch Shell PLC ADR Class A	456,900	26,267,181
Royal Dutch Shell PLC Class B	2,037,807	57,695,257
Schlumberger Ltd.	564,642	20,440,040

		406,733,854

Retailers (2.90%)
Walmart Inc.	1,339,100	159,473,419

Telecom & Telecom Equipment (2.82%)
AT&T Inc.	2,140,534	80,013,161
Corning Inc.	1,284,600	37,304,784
Verizon Communications Inc.	624,900	37,643,976

		154,961,921

Transportation (1.72%)
GATX Corp.	190,700	15,414,281

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Shares	Value
Common Stocks (Cont.)
Transportation (Cont.)
Union Pacific Corp.	442,075	$77,800,779
Wabtec Corp.	20,111	1,580,121

		94,795,181

Utilities & Energy (0.49%)
Duke Energy Corp.	306,966	27,065,192

Total Common Stocks
(cost $1,626,848,733)		5,457,809,679

Short-term Investments (0.46%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.54% (b)	25,652,060	25,652,060

Total Short-term Investments
(cost $25,652,060)		25,652,060

TOTAL INVESTMENTS (99.65%)
(cost $1,652,500,793)		5,483,461,739
OTHER ASSETS, NET OF LIABILITIES (0.35%)		19,069,254

NET ASSETS (100.00%)		$5,502,530,993

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of November 30, 2019.

ADR - American Depositary Receipt

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

	Shares	Value
Common Stocks (68.02%)
Agriculture, Foods, & Beverage (6.21%)
Archer-Daniels-Midland Co.	940,561	$40,378,284
Campbell Soup Co.	26,000	1,210,820
Coca-Cola Co., The	410,000	21,894,000
Kellogg Co.	310,000	20,187,200
Nestle SA ADR	319,174	33,174,946
PepsiCo Inc.	110,100	14,954,883

		131,800,133

Banks (3.52%)
M&T Bank Corp.	58,300	9,604,342
Northern Trust Corp.	104,700	11,228,028
U.S. Bancorp	218,145	13,095,244
Wells Fargo & Co.	747,600	40,714,296

		74,641,910

Building Materials & Construction (1.07%)
Vulcan Materials Co.	160,200	22,727,574

Chemicals (4.18%)
Air Products & Chemicals Inc.	230,000	54,355,900
Corteva Inc.	79,452	2,067,341
Dow Inc.	79,452	4,240,353
DuPont de Nemours Inc.	79,452	5,149,284
International Flavors & Fragrances Inc.	120,000	16,947,600
Novozymes A/S B Shares	124,350	5,943,089

		88,703,567

Computer Software & Services (7.08%)
Alphabet Inc. Class A (a)	36,687	47,843,150
Alphabet Inc. Class C (a)	3,559	4,644,353
Automatic Data Processing Inc.	47,400	8,094,972
Facebook Inc. Class A (a)	49,575	9,996,303
Microsoft Corp.	333,505	50,485,987
SAP SE	52,800	7,185,410
Texas Instruments Inc.	182,262	21,909,715

		150,159,890

Computers (4.01%)
Apple Inc.	318,176	85,032,536

Consumer & Marketing (4.73%)
AptarGroup Inc.	134,100	15,035,292
Colgate-Palmolive Co.	80,000	5,425,600
Procter & Gamble Co., The	477,700	58,308,062
Reckitt Benckiser Group PLC	65,387	5,128,920
Unilever NV New York Shares	276,106	16,442,112

		100,339,986

Electronic/Electrical Manufacturing (0.77%)
Emerson Electric Co.	98,600	7,282,596
General Electric Co.	796,300	8,974,301

		16,256,897

Financial Services (0.53%)
Berkshire Hathaway Inc. Class A (a)	34	11,236,833

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Berkshire Hathaway Inc. Class B (a)	533	$117,420

		11,354,253

Health Care (10.08%)
Abbott Laboratories	146,675	12,533,379
AbbVie Inc.	92,000	8,071,160
Agilent Technologies Inc.	143,787	11,613,676
Amgen Inc.	70,750	16,606,440
Eli Lilly and Co.	212,000	24,878,200
Johnson & Johnson	417,700	57,429,573
Medtronic PLC	21,600	2,406,024
Merck & Co. Inc.	103,200	8,996,976
Novo Nordisk A/S Sponsored ADR	153,404	8,613,635
Pfizer Inc.	728,140	28,047,953
Roche Holding AG Sponsored ADR	179,815	6,935,465
Zoetis Inc.	229,495	27,658,737

		213,791,218

Machinery & Manufacturing (6.52%)
3M Co.	124,600	21,153,343
ASML Holding NV NY Reg. Shares	82,440	22,309,913
Caterpillar Inc.	262,400	37,977,152
Deere & Co.	72,202	12,133,546
Donaldson Company Inc.	279,017	15,647,273
HNI Corp.	160,000	6,286,400
Illinois Tool Works Inc.	130,600	22,767,498

		138,275,125

Media & Broadcasting (7.62%)
Lee Enterprises Inc. (a)	84,000	162,960
Walt Disney Co., The	1,065,995	161,583,522

		161,746,482

Mining & Metals (2.50%)
BHP Group PLC	169,900	3,756,831
Nucor Corp.	436,800	24,618,048
Rio Tinto PLC	153,825	8,357,250
Rio Tinto PLC ADR	293,000	15,986,080
South32 Ltd.	169,900	308,016

		53,026,225

Oil & Gas (4.52%)
Chevron Corp.	288,000	33,733,440
Enbridge Inc.	78,375	2,978,250
Exxon Mobil Corp.	512,400	34,909,812
Royal Dutch Shell PLC ADR Class A	216,400	12,440,836
Royal Dutch Shell PLC Class B	163,579	4,631,318
Schlumberger Ltd.	201,727	7,302,517

		95,996,173

Retailers (1.55%)
Walmart Inc.	276,700	32,952,203

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (1.77%)
AT&T Inc.	533,359	$19,936,959
Corning Inc.	372,300	10,811,592
Verizon Communications Inc.	112,490	6,776,398

		37,524,949

Transportation (1.06%)
GATX Corp.	68,200	5,512,606
Union Pacific Corp.	95,035	16,725,210
Wabtec Corp.	4,276	335,965

		22,573,781

Utilities & Energy (0.30%)
Duke Energy Corp.	72,333	6,377,601

Total Common Stocks
(cost $455,443,104)		1,443,280,503

	Principal amount	Value
Corporate Bonds (18.06%)
Aerospace/Defense (0.81%)
Precision Castparts Corp.
2.250%, 06/15/2020	$1,000,000	$1,001,729
Rolls-Royce PLC (b)
2.375%, 10/14/2020	1,000,000	1,001,843
Lockheed Martin Corp.
3.350%, 09/15/2021	1,000,000	1,023,865
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,026,855
Boeing Co.
2.850%, 10/30/2024	1,000,000	1,029,005
General Dynamics Corp.
2.375%, 11/15/2024	500,000	509,553
Raytheon Co.
3.150%, 12/15/2024	1,000,000	1,043,377
Northrop Grumman Corp.
2.930%, 01/15/2025	1,000,000	1,027,377
Lockheed Martin Corp.
2.900%, 03/01/2025	1,000,000	1,040,592
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	1,053,026
Rolls-Royce PLC (b)
3.625%, 10/14/2025	1,000,000	1,038,282
Boeing Co.
2.250%, 06/15/2026	500,000	497,086
General Dynamics Corp.
2.125%, 08/15/2026	500,000	497,865
United Technologies Corp.
2.650%, 11/01/2026	500,000	512,106
Airbus SE (b)
3.150%, 04/10/2027	1,000,000	1,046,590
United Technologies Corp.
3.125%, 05/04/2027	1,000,000	1,045,196
General Dynamics Corp.
2.625%, 11/15/2027	500,000	510,748

	Principal amount	Value
Corporate Bonds (Cont.)
Aerospace/Defense (Cont.)
Northrop Grumman Corp.
3.250%, 01/15/2028	$1,000,000	$1,042,871
General Dynamics Corp.
3.750%, 05/15/2028	1,200,000	1,333,946

		17,281,912

Agriculture, Foods, & Beverage (1.54%)
Coca-Cola Co., The
2.450%, 11/01/2020	1,000,000	1,005,953
Kellogg Co.
4.000%, 12/15/2020	324,000	330,346
JM Smucker Co.
3.000%, 03/15/2022	1,000,000	1,018,723
Sysco Corp.
2.600%, 06/12/2022	1,000,000	1,009,903
Campbell Soup Co.
2.500%, 08/02/2022	1,000,000	1,009,876
Kellogg Co.
2.750%, 03/01/2023	1,000,000	1,013,225
Hershey Co.
2.625%, 05/01/2023	1,300,000	1,322,914
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	1,065,394
General Mills Inc.
3.650%, 02/15/2024	1,000,000	1,052,600
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	1,066,017
JM Smucker Co.
3.500%, 03/15/2025	1,000,000	1,049,271
PepsiCo Inc.
3.500%, 07/17/2025	1,000,000	1,075,742
Hershey Co.
3.200%, 08/21/2025	1,000,000	1,057,909
Coca-Cola Co., The
2.875%, 10/27/2025	1,000,000	1,045,684
PepsiCo Inc.
2.850%, 02/24/2026	1,000,000	1,042,663
Coca-Cola Co., The
2.550%, 06/01/2026	500,000	515,247
Sysco Corp.
3.300%, 07/15/2026	1,000,000	1,052,657
Hershey Co.
2.300%, 08/15/2026	1,000,000	1,007,760
Coca-Cola Co., The
2.250%, 09/01/2026	1,000,000	1,013,722
Danone SA (b)
2.947%, 11/02/2026	1,000,000	1,032,298
General Mills Inc.
3.200%, 02/10/2027	1,000,000	1,051,644
Coca-Cola Co., The
2.900%, 05/25/2027	500,000	526,688
Sysco Corp.
3.250%, 07/15/2027	500,000	523,618
PepsiCo Inc.
3.000%, 10/15/2027	1,500,000	1,593,531

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Kellogg Co.
3.400%, 11/15/2027	$1,000,000	$1,045,938
JM Smucker Co.
3.375%, 12/15/2027	1,500,000	1,568,979
Campbell Soup Co.
4.150%, 03/15/2028	1,000,000	1,083,445
General Mills Inc.
4.200%, 04/17/2028	1,000,000	1,115,099
Mondelez International Inc.
4.125%, 05/07/2028	2,000,000	2,225,196
Kellogg Co.
4.300%, 05/15/2028	1,000,000	1,108,707
Coca-Cola Co., The
2.125%, 09/06/2029	1,000,000	977,344

		32,608,093

Automotive (0.61%)
Daimler Finance NA LLC (b)
2.250%, 03/02/2020	500,000	500,155
American Honda Finance Corp.
2.450%, 09/24/2020	1,000,000	1,004,398
BMW US Capital LLC (b)
2.000%, 04/11/2021	1,000,000	1,000,451
Daimler Finance NA LLC (b)
2.000%, 07/06/2021	1,000,000	996,909
American Honda Finance Corp.
1.650%, 07/12/2021	500,000	498,198
Toyota Motor Credit Corp.
2.900%, 04/17/2024	1,000,000	1,035,232
BMW US Capital LLC (b)
2.800%, 04/11/2026	500,000	506,718
American Honda Finance Corp.
2.300%, 09/09/2026	1,000,000	997,650
BMW US Capital LLC (b)
3.300%, 04/06/2027	1,000,000	1,042,955
Toyota Motor Credit Corp.
3.050%, 01/11/2028	1,000,000	1,057,443
American Honda Finance Corp.
3.500%, 02/15/2028	1,000,000	1,078,567
Daimler Finance NA LLC (b)
3.750%, 02/22/2028	1,000,000	1,065,431
Toyota Motor Credit Corp.
3.650%, 01/08/2029	1,000,000	1,100,517
Daimler Finance NA LLC (b)
4.300%, 02/22/2029	1,000,000	1,115,435

		13,000,059

Banks (1.11%)
Toronto-Dominion Bank, The
3.000%, 06/11/2020	1,000,000	1,006,075
State Street Corp.
2.550%, 08/18/2020	1,000,000	1,004,669
PNC Bank NA
2.450%, 11/05/2020	500,000	502,386

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wells Fargo & Co.
3.000%, 01/22/2021	$1,000,000	$1,011,629
Toronto-Dominion Bank
2.125%, 04/07/2021	1,000,000	1,003,584
PNC Bank NA
2.150%, 04/29/2021	1,000,000	1,003,030
U.S. Bancorp
3.000%, 03/15/2022	1,000,000	1,023,795
3.700%, 01/30/2024	500,000	531,858
Bank of New York Mellon Corp.
3.650%, 02/04/2024	1,000,000	1,063,387
State Street Corp.
3.300%, 12/16/2024	1,000,000	1,053,549
PNC Bank NA
3.250%, 06/01/2025	500,000	525,296
State Street Corp.
3.550%, 08/18/2025	500,000	536,393
Wells Fargo & Co.
3.000%, 04/22/2026	1,000,000	1,029,497
Bank of New York Mellon Corp.
2.800%, 05/04/2026	500,000	515,829
State Street Corp.
2.650%, 05/19/2026	1,000,000	1,020,225
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	1,008,774
Bank of New York Mellon Corp.
2.450%, 08/17/2026	500,000	504,018
Wells Fargo & Co.
3.000%, 10/23/2026	1,500,000	1,542,113
U.S. Bancorp
3.150%, 04/27/2027	1,000,000	1,053,814
PNC Bank NA
3.100%, 10/25/2027	1,000,000	1,042,946
Bank of New York Mellon Corp.
3.400%, 01/29/2028	2,000,000	2,143,260
U.S. Bancorp
3.900%, 04/26/2028	1,000,000	1,122,884
Wells Fargo & Co.
4.150%, 01/24/2029	1,000,000	1,113,696
Bank of America Corp. (c)
3.974%, 02/07/2030	1,000,000	1,093,126

		23,455,833

Chemicals (0.42%)
Praxair Inc.
2.450%, 02/15/2022	1,000,000	1,011,164
2.700%, 02/21/2023	1,000,000	1,021,407
3.200%, 01/30/2026	1,000,000	1,055,760
Air Liquide Finance (b)
2.500%, 09/27/2026	1,000,000	1,004,263
Ecolab Inc.
2.700%, 11/01/2026	1,000,000	1,027,278
3.250%, 12/01/2027	1,500,000	1,591,752

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
PPG Industries Inc.
3.750%, 03/15/2028	$2,000,000	$2,181,804

		8,893,428

Commercial Service/Supply (0.10%)
Cintas Corp. No. 2
3.250%, 06/01/2022	2,000,000	2,057,386

Computer Software & Services (0.78%)
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	501,436
Microsoft Corp.
2.125%, 11/15/2022	2,000,000	2,023,230
Intel Corp.
2.700%, 12/15/2022	1,000,000	1,023,146
Texas Instruments Inc.
2.250%, 05/01/2023	3,000,000	3,037,968
Alphabet Inc.
3.375%, 02/25/2024	1,000,000	1,055,423
Intel Corp.
3.700%, 07/29/2025	1,000,000	1,081,160
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	1,067,654
Intel Corp.
2.600%, 05/19/2026	1,000,000	1,024,896
Oracle Corp.
2.650%, 07/15/2026	1,000,000	1,019,111
Microsoft Corp.
2.400%, 08/08/2026	500,000	508,848
Alphabet Inc.
1.998%, 08/15/2026	1,000,000	997,037
Microsoft Corp.
3.300%, 02/06/2027	500,000	538,418
QUALCOMM Inc.
3.250%, 05/20/2027	1,000,000	1,048,018
Texas Instruments Inc.
2.900%, 11/03/2027	500,000	525,292
Oracle Corp.
3.250%, 11/15/2027	1,000,000	1,062,520

		16,514,157

Computers (0.09%)
International Business Machines Corp.
1.625%, 05/15/2020	2,000,000	1,998,924

Consumer & Marketing (0.83%)
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,028,586
Estee Lauder Companies Inc., The
1.700%, 05/10/2021	500,000	498,700
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	1,013,716
Colgate-Palmolive Co.
2.300%, 05/03/2022	1,000,000	1,014,437

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
2.100%, 05/01/2023	$2,000,000	$2,017,068
NIKE Inc.
2.250%, 05/01/2023	500,000	509,291
Reckitt Benckiser Treasury Services PLC (b)
2.750%, 06/26/2024	1,000,000	1,019,986
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	1,047,161
Kimberly-Clark Corp.
3.050%, 08/15/2025	1,000,000	1,056,119
Procter & Gamble Co., The
2.700%, 02/02/2026	500,000	519,270
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,000,000	1,033,326
Unilever Capital Corp.
2.000%, 07/28/2026	500,000	496,312
NIKE Inc.
2.375%, 11/01/2026	1,000,000	1,022,018
Unilever Capital Corp.
2.900%, 05/05/2027	500,000	522,433
Reckitt Benckiser Treasury Services PLC (b)
3.000%, 06/26/2027	1,000,000	1,029,791
Clorox Co.
3.100%, 10/01/2027	500,000	522,326
Unilever Capital Corp.
3.500%, 03/22/2028	1,000,000	1,093,412
Clorox Co.
3.900%, 05/15/2028	1,000,000	1,102,611
Estee Lauder Companies Inc., The
2.375%, 12/01/2029	1,000,000	998,301

		17,544,864

Electronic/Electrical Manufacturing (0.56%)
Emerson Electric Co.
2.625%, 12/01/2021	1,000,000	1,014,593
Siemens Financieringsmaatschappij NV (b)
2.900%, 05/27/2022	500,000	510,415
General Electric Co.
2.700%, 10/09/2022	1,000,000	1,008,343
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	1,022,800
General Electric Co.
3.375%, 03/11/2024	1,000,000	1,035,712
Siemens Financieringsmaatschappij NV (b)
3.250%, 05/27/2025	1,000,000	1,051,151
Emerson Electric Co.
3.150%, 06/01/2025	1,000,000	1,046,721
Siemens Financieringsmaatschappij NV (b)
2.350%, 10/15/2026	1,000,000	1,000,871
Honeywell International Inc.
2.500%, 11/01/2026	2,000,000	2,037,788

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (Cont.)
ABB Finance (USA) Inc.
3.800%, 04/03/2028	$1,000,000	$1,099,825
Rockwell Automation Inc.
3.500%, 03/01/2029	1,000,000	1,086,177

		11,914,396

Financial Services (0.42%)
Mastercard Inc.
2.000%, 11/21/2021	500,000	501,691
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,049,275
General Electric Capital Corp.
3.150%, 09/07/2022	287,000	292,647
Visa Inc.
2.800%, 12/14/2022	1,000,000	1,026,551
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	1,033,934
3.625%, 05/13/2024	500,000	529,588
3.125%, 01/23/2025	1,000,000	1,036,483
GE Capital International Funding Co.
3.373%, 11/15/2025	747,000	772,129
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,059,951
JPMorgan Chase & Co.
3.300%, 04/01/2026	1,000,000	1,050,400
Mastercard Inc.
2.950%, 11/21/2026	500,000	524,831

		8,877,480

Health Care (2.10%)
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,017,749
Abbott Laboratories
2.550%, 03/15/2022	1,000,000	1,015,801
EMD Finance LLC (b)
2.950%, 03/19/2022	1,000,000	1,014,605
Bayer US Finance II LLC (b)
2.200%, 07/15/2022	1,300,000	1,287,309
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,509,773
Merck & Co. Inc.
2.400%, 09/15/2022	1,000,000	1,016,063
Novartis Capital Corp.
2.400%, 09/21/2022	1,000,000	1,015,434
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	1,023,776
Merck & Co. Inc.
2.800%, 05/18/2023	2,000,000	2,063,582
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,586,153
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	1,058,836
Stryker Corp.
3.375%, 05/15/2024	1,000,000	1,047,589

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Amgen Inc.
3.625%, 05/22/2024	$1,000,000	$1,060,680
Bayer U.S. Finance LLC (b)
3.375%, 10/08/2024	1,000,000	1,023,795
Abbott Laboratories
2.950%, 03/15/2025	1,000,000	1,039,777
EMD Finance LLC (b)
3.250%, 03/19/2025	1,000,000	1,030,085
Bayer US Finance II LLC (b)
2.850%, 04/15/2025	1,000,000	973,688
Eli Lilly and Co.
2.750%, 06/01/2025	472,000	486,626
Roche Holdings Inc. (b)
3.000%, 11/10/2025	2,000,000	2,105,136
AstraZeneca PLC
3.375%, 11/16/2025	1,000,000	1,058,603
Novartis Capital Corp.
3.000%, 11/20/2025	1,000,000	1,050,833
Johnson & Johnson
2.450%, 03/01/2026	500,000	509,411
Stryker Corp.
3.500%, 03/15/2026	1,000,000	1,064,677
Roche Holdings Inc. (b)
2.625%, 05/15/2026	500,000	513,472
Amgen Inc.
2.600%, 08/19/2026	1,000,000	1,013,803
Roche Holdings Inc. (b)
2.375%, 01/28/2027	1,000,000	1,012,719
Eli Lilly and Co.
3.100%, 05/15/2027	500,000	527,987
AstraZeneca PLC
3.125%, 06/12/2027	1,000,000	1,044,366
Amgen Inc.
3.200%, 11/02/2027	1,000,000	1,050,341
Johnson & Johnson
2.900%, 01/15/2028	2,000,000	2,101,440
Stryker Corp.
3.650%, 03/07/2028	1,000,000	1,077,081
GlaxoSmithKline Capital Inc.
3.875%, 05/15/2028	2,000,000	2,214,122
Sanofi
3.625%, 06/19/2028	1,500,000	1,660,608
Merck & Co. Inc.
3.400%, 03/07/2029	1,000,000	1,086,715
Eli Lilly and Co.
3.375%, 03/15/2029	1,000,000	1,078,510
Pfizer Inc.
3.450%, 03/15/2029	1,000,000	1,083,248
Bristol-Myers Squibb Co. (b)
3.400%, 07/26/2029	2,000,000	2,146,146
Thermo Fisher Scientific Inc.
2.600%, 10/01/2029	1,000,000	989,292

		44,659,831

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (0.73%)
Caterpillar Financial Services Corp.
2.950%, 05/15/2020	$1,000,000	$1,005,103
Caterpillar Inc.
3.900%, 05/27/2021	500,000	514,222
John Deere Capital Corp.
2.750%, 03/15/2022	500,000	509,394
Deere & Co.
2.600%, 06/08/2022	1,000,000	1,016,763
Covidien International
3.200%, 06/15/2022	1,000,000	1,027,775
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	1,019,772
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	1,057,228
John Deere Capital Corp.
3.350%, 06/12/2024	1,500,000	1,582,481
Caterpillar Financial Services Corp.
3.250%, 12/01/2024	1,000,000	1,058,603
3M Co.
3.000%, 08/07/2025	1,000,000	1,048,515
Dover Corp.
3.150%, 11/15/2025	1,000,000	1,031,117
3M Co.
2.250%, 09/19/2026	500,000	502,640
Eaton Corp.
3.103%, 09/15/2027	1,000,000	1,041,989
John Deere Capital Corp.
3.050%, 01/06/2028	1,000,000	1,051,616
3M Co.
3.375%, 03/01/2029	1,000,000	1,073,935
Caterpillar Inc.
2.600%, 09/19/2029	1,000,000	1,012,114

		15,553,267

Media & Broadcasting (0.29%)
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,031,715
Reed Elsevier Capital
3.125%, 10/15/2022	1,000,000	1,022,816
Comcast Corp.
3.600%, 03/01/2024	1,000,000	1,058,960
2.350%, 01/15/2027	1,000,000	999,717
RELX Capital Inc.
4.000%, 03/18/2029	1,000,000	1,098,938
S&P Global Inc.
2.500%, 12/01/2029	1,000,000	1,005,194

		6,217,340

Mining & Metals (0.14%)
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,024,042
Alcoa Inc.
5.870%, 02/23/2022	756,000	807,083

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
Rio Tinto Finance USA Ltd.
3.750%, 06/15/2025	$1,000,000	$1,072,740

		2,903,865

Oil & Gas (1.03%)
Total Capital International SA
2.750%, 06/19/2021	1,000,000	1,014,051
TransCanada PipeLines Ltd.
2.500%, 08/01/2022	2,000,000	2,020,926
Shell International Finance
2.375%, 08/21/2022	1,000,000	1,013,947
Total Capital International SA
2.700%, 01/25/2023	1,000,000	1,021,210
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	2,010,824
Chevron Corp.
3.191%, 06/24/2023	1,000,000	1,041,222
Total Capital Canada Ltd.
2.750%, 07/15/2023	500,000	515,059
Schlumberger Investment
3.650%, 12/01/2023	1,000,000	1,052,050
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	2,099,262
2.709%, 03/06/2025	1,000,000	1,031,803
Shell International Finance
3.250%, 05/11/2025	1,000,000	1,054,148
Occidental Petroleum Corp.
3.500%, 06/15/2025	500,000	514,783
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,068,672
TransCanada PipeLines Ltd.
4.875%, 01/15/2026	1,000,000	1,118,993
Shell International Finance
2.875%, 05/10/2026	1,000,000	1,036,039
Baker Hughes, a GE Co., LLC / Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/2027	1,000,000	1,035,319
Sabal Trail Transmission LLC (b)
4.246%, 05/01/2028	1,000,000	1,087,415
TransCanada PipeLines Ltd.
4.250%, 05/15/2028	1,000,000	1,100,558
Total Capital International SA
3.455%, 02/19/2029	1,000,000	1,083,960

		21,920,241

Retailers (0.93%)
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,051,408
TJX Companies Inc., The
2.750%, 06/15/2021	1,000,000	1,012,003
Home Depot Inc.
2.625%, 06/01/2022	500,000	509,486

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Health Corp.
3.500%, 07/20/2022	$1,000,000	$1,032,470
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	1,020,167
CVS Caremark Corp.
4.000%, 12/05/2023	1,000,000	1,057,269
Wal-Mart Stores Inc.
3.300%, 04/22/2024	500,000	525,753
Costco Wholesale Corp.
2.750%, 05/18/2024	1,000,000	1,032,617
McDonald’s Corp.
3.250%, 06/10/2024	1,000,000	1,047,560
Target Corp.
3.500%, 07/01/2024	1,000,000	1,068,219
Home Depot Inc.
3.350%, 09/15/2025	1,000,000	1,069,077
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,052,756
Home Depot Inc.
3.000%, 04/01/2026	1,000,000	1,049,209
Lowe’s Companies Inc.
2.500%, 04/15/2026	1,000,000	1,003,800
Target Corp.
2.500%, 04/15/2026	1,000,000	1,026,067
TJX Companies Inc., The
2.250%, 09/15/2026	1,000,000	1,001,601
Costco Wholesale Corp.
3.000%, 05/18/2027	1,000,000	1,058,881
Amazon.com Inc.
3.150%, 08/22/2027	1,000,000	1,062,571
McDonald’s Corp.
3.800%, 04/01/2028	1,000,000	1,094,713

		19,775,627

Telecom & Telecom Equipment (0.57%)
Deutsche Telekom International
Finance BV (b)
1.950%, 09/19/2021	1,000,000	996,196
AT&T Inc.
3.000%, 02/15/2022	2,000,000	2,040,324
Verizon Communications Inc.
2.450%, 11/01/2022	1,000,000	1,013,089
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	1,067,315
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,078,886
Cisco Systems Inc.
3.500%, 06/15/2025	500,000	538,509
2.950%, 02/28/2026	500,000	525,044
Verizon Communications Inc.
2.625%, 08/15/2026	1,000,000	1,018,258
Vodafone Group PLC
4.375%, 05/30/2028	1,000,000	1,111,175
Verizon Communications Inc.
4.329%, 09/21/2028	1,012,000	1,147,782

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
3.875%, 02/08/2029	$1,000,000	$1,105,655
AT&T Inc.
4.350%, 03/01/2029	500,000	551,614

		12,193,847

Transportation (0.79%)
Burlington Northern Santa Fe
3.050%, 09/01/2022	500,000	513,701
United Parcel Service Inc.
2.450%, 10/01/2022	1,000,000	1,015,924
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,542,302
Union Pacific Corp.
2.750%, 04/15/2023	500,000	509,544
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,062,433
Burlington Northern Santa Fe
3.750%, 04/01/2024	1,000,000	1,064,572
Union Pacific Corp.
3.250%, 08/15/2025	500,000	524,597
Canadian National Railway Co.
2.750%, 03/01/2026	2,000,000	2,049,132
Union Pacific Corp.
2.750%, 03/01/2026	1,000,000	1,029,510
Norfolk Southern Corp.
2.900%, 06/15/2026	500,000	515,970
United Parcel Service Inc.
2.400%, 11/15/2026	500,000	505,865
Union Pacific Corp.
3.000%, 04/15/2027	1,000,000	1,055,592
Norfolk Southern Corp.
3.150%, 06/01/2027	500,000	524,160
United Parcel Service Inc.
3.050%, 11/15/2027	2,000,000	2,105,846
Union Pacific Corp.
3.950%, 09/10/2028	1,000,000	1,106,411
3.700%, 03/01/2029	500,000	545,375
United Parcel Service Inc.
2.500%, 09/01/2029	1,000,000	1,001,842

		16,672,776

Utilities & Energy (4.21%)
Kentucky Utilities Co.
3.250%, 11/01/2020	500,000	504,438
Southern California Edison Co.
3.875%, 06/01/2021	2,000,000	2,043,184
San Diego Gas & Electric Co.
3.000%, 08/15/2021	500,000	507,174
Southern California Edison Co.
2.400%, 02/01/2022	1,000,000	999,947
Carolina Power & Light Co.
2.800%, 05/15/2022	1,000,000	1,020,867
Consumers Energy Co.
2.850%, 05/15/2022	1,000,000	1,021,567

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Georgia Power Co.
2.850%, 05/15/2022	$1,000,000	$1,018,070
Detroit Edison Co.
2.650%, 06/15/2022	500,000	506,630
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	1,004,373
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	1,014,963
Northern States Power Co.
2.150%, 08/15/2022	500,000	501,780
Pacific Gas & Electric (d)
2.450%, 08/15/2022	1,000,000	967,500
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	1,020,196
PPL Electric Utilities
2.500%, 09/01/2022	1,000,000	1,010,567
Public Service Company of Colorado
2.250%, 09/15/2022	1,000,000	1,007,122
Tampa Electric Co.
2.600%, 09/15/2022	500,000	505,036
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	505,461
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	1,009,038
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,000,000	1,019,620
Public Service Electric and Gas Co.
2.375%, 05/15/2023	2,000,000	2,027,632
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	2,050,618
Pacificorp
2.950%, 06/01/2023	1,000,000	1,027,720
Pacific Gas & Electric (d)
3.250%, 06/15/2023	1,000,000	970,000
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	1,047,408
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	1,032,675
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,000,000	1,059,796
San Diego Gas & Electric Co.
3.600%, 09/01/2023	2,000,000	2,092,010
Public Service Company of New Hampshire
3.500%, 11/01/2023	500,000	523,149
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	1,048,528
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	1,055,970
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,048,266
DTE Electric Co.
3.650%, 03/15/2024	2,000,000	2,120,650
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	1,056,434

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Florida Power & Light Co.
3.250%, 06/01/2024	$1,000,000	$1,046,102
Interstate Power & Light Co.
3.250%, 12/01/2024	1,000,000	1,039,083
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	1,056,454
Alabama Power Co.
2.800%, 04/01/2025	1,000,000	1,019,322
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	519,911
Public Service Company of Colorado
2.900%, 05/15/2025	1,000,000	1,029,314
Wisconsin Electric Power
3.100%, 06/01/2025	1,000,000	1,040,566
Pacific Gas & Electric (d)
3.500%, 06/15/2025	1,000,000	975,000
Southern California Gas Co.
3.200%, 06/15/2025	500,000	520,659
Duke Energy Progress LLC
3.250%, 08/15/2025	1,000,000	1,054,461
Interstate Power & Light Co.
3.400%, 08/15/2025	1,000,000	1,039,907
Kentucky Utilities Co.
3.300%, 10/01/2025	500,000	524,840
Louisville Gas & Electric Co.
3.300%, 10/01/2025	1,000,000	1,050,011
PECO Energy Co.
3.150%, 10/15/2025	1,000,000	1,046,127
NSTAR Electric Co.
3.250%, 11/15/2025	1,000,000	1,047,935
Florida Power & Light Co.
3.125%, 12/01/2025	1,000,000	1,055,160
Virginia Electric & Power Co.
3.150%, 01/15/2026	1,000,000	1,044,249
Brooklyn Union Gas Co., The (b)
3.407%, 03/10/2026	1,000,000	1,045,488
Georgia Power Co.
3.250%, 04/01/2026	1,000,000	1,037,497
San Diego Gas & Electric Co.
2.500%, 05/15/2026	1,000,000	1,000,166
NSTAR Electric Co.
2.700%, 06/01/2026	1,000,000	1,013,254
Commonwealth Edison Co.
2.550%, 06/15/2026	1,000,000	1,018,547
Southern California Gas Co.
2.600%, 06/15/2026	1,000,000	1,006,619
Westar Energy Inc.
2.550%, 07/01/2026	1,000,000	1,007,077
KeySpan Gas East Corp. (b)
2.742%, 08/15/2026	1,000,000	1,009,046
CenterPoint Energy Houston Electric LLC
2.400%, 09/01/2026	500,000	499,085
Public Service Electric and Gas Co.
2.250%, 09/15/2026	1,000,000	996,013

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
AEP Transmission Company LLC
3.100%, 12/01/2026	$500,000	$521,089
Consolidated Edison Co. of New York
2.900%, 12/01/2026	500,000	511,500
Duke Energy Carolinas
2.950%, 12/01/2026	1,000,000	1,040,910
Westar Energy Inc.
3.100%, 04/01/2027	1,000,000	1,039,262
NSTAR Electric Co.
3.200%, 05/15/2027	1,000,000	1,052,394
Public Service Electric and Gas Co.
3.000%, 05/15/2027	500,000	518,867
Appalachian Power Co.
3.300%, 06/01/2027	1,000,000	1,048,867
Rochester Gas & Electric Corp. (b)
3.100%, 06/01/2027	1,000,000	1,036,944
Atmos Energy Corp.
3.000%, 06/15/2027	1,000,000	1,039,139
Union Electric Co.
2.950%, 06/15/2027	1,000,000	1,038,006
Boston Gas Co. (b)
3.150%, 08/01/2027	500,000	517,983
Commonwealth Edison Co.
2.950%, 08/15/2027	500,000	520,935
Wisconsin Power & Light
3.050%, 10/15/2027	1,000,000	1,034,218
Consolidated Edison Co. of New York
3.125%, 11/15/2027	1,000,000	1,045,945
Pacific Gas & Electric (d)
3.300%, 12/01/2027	1,000,000	970,000
Southern California Edison Co.
3.650%, 03/01/2028	1,000,000	1,062,093
Southwest Gas Corp.
3.700%, 04/01/2028	1,000,000	1,072,867
Virginia Electric & Power Co.
3.800%, 04/01/2028	1,000,000	1,090,257
Public Service Electric and Gas Co.
3.700%, 05/01/2028	1,000,000	1,094,329
Ameren Illinois Co.
3.800%, 05/15/2028	1,000,000	1,100,628
Consolidated Edison Co. of New York
3.800%, 05/15/2028	1,000,000	1,098,955
Indiana Michigan Power Co.
3.850%, 05/15/2028	1,000,000	1,096,548
AEP Texas Central Co.
3.950%, 06/01/2028	1,000,000	1,095,982
Duke Energy Ohio Inc.
3.650%, 02/01/2029	1,000,000	1,095,179
Brooklyn Union Gas Co., The (b)
3.865%, 03/04/2029	1,000,000	1,097,320
Union Electric Co.
3.500%, 03/15/2029	1,000,000	1,083,116
MidAmerican Energy Co.
3.650%, 04/15/2029	2,000,000	2,195,292

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Atmos Energy Corp.
2.625%, 09/15/2029	$1,000,000	$1,014,214

		89,223,121

Total Corporate Bonds
(cost $367,848,440)		383,266,447

Foreign Government Bonds (0.10%)
Province of Quebec
2.500%, 04/20/2026	1,000,000	1,031,800
Province of Ontario
2.500%, 04/27/2026	1,000,000	1,031,015

Total Foreign Government Bonds
(cost $1,995,536)		2,062,815

Government Agency Securities (e) (4.02%)
Agency Commercial Mortgage-Backed Securities (3.92%)
Federal Home Loan Mortgage Corp.
Series K018, Class A2
2.789%, 01/25/2022	9,992,660	10,117,335
Series K029, Class A1
2.839%, 10/25/2022	4,019,721	4,071,358
Series KSMC, Class A2
2.615%, 01/25/2023	2,000,000	2,034,820
Series K722, Class A2
2.406%, 03/25/2023	1,000,000	1,010,466
Series K723, Class A2
2.454%, 08/25/2023	2,000,000	2,027,304
Series K724, Class A2
3.062%, 11/25/2023	500,000	517,640
Series K725, Class A2
3.002%, 01/25/2024	3,000,000	3,106,530
Series K726, Class A2
2.905%, 04/25/2024	1,500,000	1,545,083
Series K044, Class A2
2.811%, 01/25/2025	2,000,000	2,073,434
Series K049, Class A2
3.010%, 07/25/2025	2,000,000	2,097,730
Series K054, Class A2
2.745%, 01/25/2026	500,000	518,790
Series K055, Class A2
2.673%, 03/25/2026	2,000,000	2,068,664
Series K056, Class A2
2.525%, 05/25/2026	2,000,000	2,052,258
Series K057, Class A2
2.570%, 07/25/2026	2,000,000	2,058,228
Series K058, Class A2
2.653%, 08/25/2026	1,500,000	1,549,545
Series K059, Class A2
3.120%, 09/25/2026	1,500,000	1,590,257
Series K063, Class A2
3.430%, 01/25/2027	2,000,000	2,160,170
Series K064, Class A2
3.224%, 03/25/2027	2,500,000	2,669,788
Series K065, Class A2
3.243%, 04/25/2027	2,000,000	2,140,764

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Series K072, Class A2
3.444%, 12/25/2027	$1,500,000	$1,624,653
Series K074, Class A2
3.600%, 01/25/2028	2,000,000	2,186,520
Series K073, Class A2
3.350%, 01/25/2028	1,000,000	1,081,306
Series K075, Class A2
3.650%, 02/25/2028	1,500,000	1,645,244
Series K076, Class A2
3.900%, 04/25/2028	2,000,000	2,236,070
Federal National Mortgage Association
Series 2012-M5, Class A2
2.715%, 02/25/2022	2,602,042	2,632,229
Series 2016-M12, Class AV2
2.308%, 10/25/2023	999,664	1,003,771
Series 2015-M11, Class A2
2.924%, 04/25/2025	2,000,000	2,068,994
Series 2015-M17, Class A2
3.035%, 11/25/2025	1,000,000	1,038,801
Series 2016-M6, Class A2
2.488%, 05/25/2026	1,000,000	1,021,752
Series 2016-M9, Class A2
2.292%, 06/25/2026	1,000,000	1,002,286
Series 2016-M11, Class A2
2.369%, 07/25/2026	2,000,000	2,034,522
Series 2016-M12, Class A2
2.526%, 09/25/2026	2,000,000	2,033,992
Series 2016-M7, Class A2
2.499%, 09/25/2026	1,000,000	1,014,585
Series 2017-M4, Class A2
2.672%, 12/25/2026	2,500,000	2,567,140
Series 2017-M7, Class A2
2.961%, 02/25/2027	2,000,000	2,098,714
Series 2017-M2, Class A2
2.894%, 02/25/2027	1,000,000	1,042,944
Series 2017-M8, Class A2
3.061%, 05/25/2027	2,000,000	2,106,896
Series 2018-M1, Class A2
3.085%, 12/25/2027	2,000,000	2,105,268
Series 2018-M2, Class A2
2.999%, 01/25/2028	2,000,000	2,083,760
Series 2018-M7, Class A2
3.150%, 03/25/2028	1,500,000	1,585,764
Series 2018-M4, Class A2
3.144%, 03/25/2028	1,500,000	1,579,593

		83,204,968

Agency Notes & Bonds (0.10%)
Tennessee Valley Authority
3.875%, 02/15/2021	2,000,000	2,050,552

		2,050,552

Total Government Agency Securities
(cost $82,735,556)		85,255,520

	Principal amount	Value
U.S. Treasury Obligations (8.48%)
U.S. Treasury Notes
3.625%, 02/15/2020	$15,000,000	$15,055,080
3.500%, 05/15/2020	20,000,000	20,164,840
1.375%, 10/31/2020	5,000,000	4,985,350
3.625%, 02/15/2021	10,000,000	10,227,340
2.000%, 02/28/2021	5,000,000	5,018,165
2.000%, 11/15/2021	25,000,000	25,179,700
2.500%, 08/15/2023	10,000,000	10,316,020
2.750%, 11/15/2023	10,000,000	10,428,130
2.500%, 05/15/2024	5,000,000	5,185,940
2.000%, 06/30/2024	5,000,000	5,080,080
2.000%, 02/15/2025	15,000,000	15,254,880
2.750%, 02/15/2028	10,000,000	10,764,060
2.375%, 05/15/2029	28,000,000	29,430,632
1.625%, 08/15/2029	13,000,000	12,807,028

Total U.S. Treasury Obligations
(cost $176,240,462)		179,897,245

	Shares	Value
Short-term Investments (0.94%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.54% (f)	19,973,865	$19,973,865

Total Short-term Investments
(cost $19,973,865)		19,973,865

TOTAL INVESTMENTS (99.62%)
(cost $1,104,236,963)		2,113,736,395
OTHER ASSETS, NET OF LIABILITIES (0.38%)		8,040,313

NET ASSETS (100.00%)		$2,121,776,708

(a)	Non-income producing security.

(b)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the value of these securities amounted to $33,860,891 or 1.60% of net assets.

(c)	Rate is fixed from February 7, 2019 to, but excluding, February 7, 2029 and floating from February 7, 2029 to, but excluding, the maturity date.

(d)	Pacific Gas & Electric filed for Chapter 11 bankruptcy protection on January 29, 2019, and is currently in default.

(e)

The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(f)	Rate shown is the 7-day yield as of November 30, 2019.

ADR - American Depositary Receipt

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

	Principal amount	Value
U.S. Treasury Obligations (98.11%)
U.S. Treasury Notes
1.375%, 01/31/2020	$10,000,000	$9,995,080
1.375%, 02/29/2020	5,000,000	4,995,510
2.250%, 02/29/2020	3,000,000	3,003,750
1.375%, 03/31/2020	5,000,000	4,994,920
1.125%, 04/30/2020	5,000,000	4,989,260
1.500%, 05/31/2020	5,000,000	4,995,705
1.875%, 06/30/2020	10,000,000	10,012,500
1.625%, 07/31/2020	5,000,000	4,998,830
2.625%, 07/31/2020	2,000,000	2,012,500
2.625%, 08/31/2020	5,000,000	5,035,155
1.375%, 08/31/2020	5,000,000	4,988,670
2.875%, 10/31/2020	2,500,000	2,526,368
2.625%, 11/15/2020	3,000,000	3,026,133
2.125%, 01/31/2021	10,000,000	10,049,610
2.500%, 02/28/2021	5,000,000	5,048,635
1.375%, 04/30/2021	10,000,000	9,958,200
2.000%, 05/31/2021	10,000,000	10,046,480
1.125%, 07/31/2021	5,000,000	4,955,275
2.000%, 08/31/2021	5,000,000	5,029,100
2.750%, 09/15/2021	2,500,000	2,547,658
2.000%, 10/31/2021	7,500,000	7,550,393
1.875%, 11/30/2021	10,000,000	10,047,270
1.500%, 01/31/2022	10,000,000	9,974,610
1.750%, 02/28/2022	10,000,000	10,027,730
1.750%, 03/31/2022	10,000,000	10,033,980
1.750%, 04/30/2022	5,000,000	5,016,990
1.750%, 05/15/2022	10,000,000	10,035,550
1.625%, 08/15/2022	8,500,000	8,504,981
1.750%, 09/30/2022	5,000,000	5,020,115
1.875%, 10/31/2022	2,000,000	2,015,234
2.000%, 11/30/2022	2,500,000	2,528,515
2.000%, 02/15/2023	5,000,000	5,060,545
2.500%, 03/31/2023	3,000,000	3,086,484
1.500%, 03/31/2023	2,000,000	1,993,204
1.625%, 04/30/2023	5,000,000	5,002,150
1.625%, 05/31/2023	10,000,000	10,005,080
1.375%, 06/30/2023	5,000,000	4,959,960
1.250%, 07/31/2023	5,000,000	4,935,940
2.500%, 08/15/2023	5,000,000	5,158,010
1.375%, 09/30/2023	5,000,000	4,955,470
1.625%, 10/31/2023	5,000,000	5,002,345
2.875%, 10/31/2023	2,000,000	2,094,218
2.125%, 11/30/2023	10,000,000	10,194,530
2.250%, 01/31/2024	5,000,000	5,124,805
2.750%, 02/15/2024	5,000,000	5,225,975
2.125%, 02/29/2024	5,000,000	5,100,780
2.125%, 03/31/2024	3,000,000	3,061,641
2.000%, 04/30/2024	5,000,000	5,078,515
2.500%, 05/15/2024	6,500,000	6,741,722
2.375%, 08/15/2024	7,000,000	7,232,965

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (cont.)
2.250%, 10/31/2024	$2,500,000	$2,572,265
2.250%, 11/15/2024	8,000,000	8,230,312
2.250%, 12/31/2024	8,000,000	8,231,872
2.000%, 02/15/2025	8,000,000	8,135,936
2.125%, 05/15/2025	7,000,000	7,163,786
2.000%, 08/15/2025	15,500,000	15,765,190

Total U.S. Treasury Obligations
(cost $340,687,179)		344,078,407

	Shares	Value
Short-term Investments (1.44%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.54% (a)	5,034,924	$5,034,924

Total Short-term Investments
(cost $5,034,924)		5,034,924

TOTAL INVESTMENTS (99.55%)
(cost $345,722,103)		349,113,331
OTHER ASSETS, NET OF LIABILITIES (0.45%)		1,587,805

NET ASSETS (100.00%)		$350,701,136

(a)	Rate shown is the 7-day yield as of November 30, 2019.

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (96.12%)
Alabama (1.35%)
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	$585,000	$622,259
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	643,602
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	620,000	668,571
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	698,812
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.000%	05/01/2028	A2	980,000	1,048,620
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	728,647
The Water and Wastewater Board of the City of Madison Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,416,854
City of Athens, Alabama, Water and Sewer Revenue Warrants, Series 2017	3.125%	05/01/2029	A2	1,010,000	1,078,700
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011 (Prerefunded to 02-15-2021 @ 100) (b)	5.000%	08/15/2029	A1	1,620,000	1,694,488

					9,600,553

Alaska (1.57%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	1,959,047
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose)	3.250%	09/01/2028	AAA	1,095,000	1,192,346
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.250%	09/01/2028	AAA	1,050,000	1,143,345
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose) (c)	3.500%	09/01/2029	AAA	1,390,000	1,524,483
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2029	AAA	1,090,000	1,195,458
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose) (c)	3.500%	09/01/2030	AAA	1,440,000	1,567,786
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools)	3.500%	09/01/2030	AAA	1,125,000	1,224,833
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,377,819

					11,185,117

Arizona (2.87%)
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	A1	1,965,000	2,007,955
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,029,310
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	570,000	596,602
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA	500,000	548,660
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA	495,000	518,102
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	A1	1,000,000	1,095,980
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,059,940
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	972,771
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	1,255,000	1,334,642
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA	1,060,000	1,162,873
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,790,335
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,247,645
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	626,284
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	AA-	545,000	617,687
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	765,000	872,750
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA	2,000,000	2,133,980

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	$400,000	$449,732
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	AA-	1,100,000	1,239,436
Tempe Union High School District No. 213 of Maricopa County, Arizona, Refunding Bonds, Series 2016	3.000%	07/01/2028	AA	1,000,000	1,075,360

					20,380,044

Arkansas (3.20%)
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,211,680
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,496,149
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	185,000	187,174
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,342,930
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	424,553
Rogers School District No. 30 of Benton County, Arkansas, Refunding Bonds	3.125%	02/01/2030	NR	2,880,000	2,951,395
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	904,767
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	3.000%	02/01/2033	Aa2	5,115,000	5,252,900
City of Heber Springs, Arkansas, Water and Sewer Revenue Ronds, Series 2019	3.000%	11/01/2033	NR	660,000	672,520
City of Heber Springs, Arkansas, Water and Sewer Revenue Ronds, Series 2019	3.000%	11/01/2035	NR	300,000	303,897

					22,747,965

California (4.13%)
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	264,962
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.000%	08/01/2025	Aaa	1,115,000	1,172,423
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C (Prerefunded to 08-01-2021 @ 100) (b)	4.250%	08/01/2026	Aaa	1,275,000	1,345,903
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B (c)	5.000%	08/01/2027	Aa3	1,080,000	1,266,440
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,102,450
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	Aa3	750,000	810,840
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2028	AA-	1,565,000	1,720,279
Campbell Union High School District, (Santa Clara County, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa1	1,965,000	2,126,995
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	3.500%	08/01/2029	Aa2	1,190,000	1,336,668
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2029	AA-	1,725,000	1,886,477
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa2	2,835,000	3,092,758
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2030	Aa2	540,000	617,290
Marin Community College District, (Marin County, California), Election of 2016 General Obligation Bonds, Series A, (Federally Tax-Exempt)	4.000%	08/01/2030	Aaa	1,095,000	1,273,441
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A	4.000%	08/01/2030	Aa2	1,600,000	1,855,216
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	3,000,000	3,243,330
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2031	Aa2	400,000	454,064

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2031	Aa2	$750,000	$796,718
City of La Mesa, General Obligation Refunding Bonds, Series 2016 (Fire, Police and Emergency Services Measure)	4.000%	08/01/2032	Aa2	500,000	565,530
Redondo Beach Unified School District, (Los Angeles County, California), 2017 General Obligation Refunding Bonds, (Election of 2008, Series D), (2020 Crossover)	3.000%	08/01/2032	Aa2	750,000	792,293
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2032	AA	510,000	587,744
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2002-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	550,000	631,180
Tustin Unified School District - 2017 General Obligation Refunding Bonds of School Facilities Improvement District No. 2008-1 of the Tustin Unified School District, (2020 Crossover), (Orange County, California)	4.000%	08/01/2033	AA	600,000	689,016
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2034	AA	200,000	235,596
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2035	AA	355,000	416,589
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2036	AA	400,000	468,780
Kentfield School District, (Marin County, California), General Obligation Bonds, Election of 2014, Series B	5.000%	08/01/2037	AA	500,000	585,170

					29,338,152

Colorado (2.49%)
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	Aa2	900,000	970,191
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	Aa1	3,300,000	3,479,652
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	1,000,000	1,133,140
Roaring Fork School District No. RE-1, In Garfield, Pitkin and Eagle Counties, Colorado, General Obligation Refunding Bonds, Series 2016B	2.500%	12/15/2027	NR	3,000,000	3,148,710
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	4.000%	12/01/2030	AA-	465,000	525,087
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,097,760
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2034	A+	1,805,000	2,057,050
Adams 12 Five Star Schools, Adams County and the City and County of Broomfield, Colorado, General Obligation Bonds, Series 2016B	5.000%	12/15/2034	AA-	2,500,000	3,036,950
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2035	A+	980,000	1,113,358
Town of Estes Park, Colorado, Refunding and Improvement Power and Communications Revenue Bonds, Series 2019A	4.000%	11/01/2036	A+	1,000,000	1,128,060

					17,689,958

Connecticut (1.43%)
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	125,786
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	603,726
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,525,000	1,533,525
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	2,024,120
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (d)	2.000%	07/01/2042	Aaa	5,700,000	5,888,385

					10,175,542

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (2.70%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	AA-	$600,000	$607,386
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2022	Aa2	365,000	390,477
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2023	Aa2	200,000	213,960
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	2,000,000	2,065,020
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa2	2,485,000	2,565,638
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa2	400,000	452,656
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,494,422
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	3.000%	08/01/2032	AA+	520,000	554,070
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	4.000%	09/01/2032	Aa3	540,000	611,334
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa2	750,000	845,393
Collier County Water-Sewer District, (Florida), Water Sewer Revenue Bonds, Series 2019	3.000%	07/01/2033	Aaa	5,080,000	5,358,740
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	3.250%	08/01/2033	AA+	535,000	579,571
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2033	Aa3	750,000	917,820
Florida Municipal Loan Council, Revenue Bonds, Series 2019A	4.000%	08/01/2034	AA+	555,000	637,484
City of Miami Beach, Florida, Water and Sewer Revenue and Revenue Refunding Bonds, Series 2017	5.000%	09/01/2034	Aa3	750,000	915,330

					19,209,301

Georgia (0.77%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	203,112
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	254,760
Fayette County, Georgia, Water Revenue Bonds, Series 2009	5.000%	10/01/2021	Aa2	1,165,000	1,168,390
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,044,370
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa2	1,660,000	1,728,409
Forsyth County Water and Sewerage Authority (Georgia), Refunding and Improvement Revenue Bonds, Series 2019 (e)	3.000%	04/01/2035	Aaa	1,000,000	1,046,160

					5,445,201

Hawaii (0.09%)
County of Hawaii, General Obligation Bonds, 2013 Series A (Prerefunded to 09-01-2022 @ 100) (b)	5.000%	09/01/2031	AA-	575,000	635,450

Idaho (0.79%)
Independent School District No. 1 of Nez Perce County, Idaho (Lewiston), General Obligation Bonds, Series 2017B, (Sales Tax and Credit Enhancement Guaranty)	4.000%	09/15/2031	Aa3	2,880,000	3,283,344
Boise State University, General Revenue Project Bonds, Series 2018A	4.000%	04/01/2032	A+	445,000	505,582
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2032	A1	265,000	307,164
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2033	A1	180,000	207,027
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2034	A+	240,000	294,377
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2034	A1	255,000	291,225
Boise State University, General Revenue Project Bonds, Series 2018A	5.000%	04/01/2035	A+	250,000	306,123
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2035	A1	175,000	198,693
Idaho State University, General Revenue Bonds, Series 2019	4.000%	04/01/2036	A1	200,000	226,236

					5,619,771

Indiana (4.61%)
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	A	910,000	917,717
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011 (Escrowed to maturity) (b)	4.000%	07/10/2020	NR	2,075,000	2,111,665

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Indiana (Cont.)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010 (Escrowed to maturity) (b)	4.500%	08/01/2020	A1	$2,075,000	$2,120,484
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	193,347
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	225,587
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	220,828
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010 (Prerefunded to 08-01-2020 @ 100) (b)	4.500%	08/01/2025	A1	1,530,000	1,564,563
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	01/15/2026	A+	1,190,000	1,439,710
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	07/15/2026	A+	1,000,000	1,012,220
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2026	A+	1,105,000	1,352,310
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	01/15/2027	A+	1,205,000	1,216,676
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA	1,190,000	1,343,712
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA	500,000	574,010
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2028	A+	500,000	577,830
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	4.000%	07/15/2028	A+	1,000,000	1,125,430
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	3.750%	07/01/2029	A+	220,000	240,482
New Albany-Floyd County School Building Corporation, Ad Valorem Property Tax First Mortgage Bonds, Series 2017, (Floyd County, Indiana)	4.000%	07/15/2029	A+	2,000,000	2,299,180
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	AA-	3,000,000	3,579,990
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	4.000%	07/01/2030	A+	750,000	829,973
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	3.375%	01/15/2031	AA+	1,095,000	1,175,439
Munster School Building Corporation, Lake County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	4.000%	07/15/2032	AA+	2,285,000	2,605,403
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019, Series A	3.000%	12/01/2033	Aa3	650,000	672,945
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2034	AA-	865,000	974,604
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	5.000%	07/15/2034	AA	335,000	412,248
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019, Series A	3.000%	12/01/2034	Aa3	675,000	697,052
City of Lebanon, Indiana, Sewage Works Revenue Bonds of 2018	4.000%	07/01/2035	AA-	895,000	1,006,025
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax first Mortgage Bonds, Series 2018	5.000%	07/15/2035	AA	600,000	734,016
City of Fort Wayne, Allen County, Indiana, Waterworks Revenue Bonds of 2019, Series A	3.000%	12/01/2035	Aa3	700,000	719,012
Hamilton Southeastern Consolidated School Building Corporation, (Hamilton County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2018	5.000%	07/15/2036	AA	700,000	854,231

					32,796,689

Iowa (2.70%)
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	270,777
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2025	AA-	2,370,000	2,453,803
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2026	Aa2	810,000	820,724
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	500,000	510,125
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	1,130,000	1,169,301
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2026	AA-	2,445,000	2,525,172
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.125%	06/01/2027	Aa2	1,520,000	1,538,681

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	$1,610,000	$1,672,436
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,211,601
Waukee Community School District, Dallas County, Iowa, General Obligation School Refunding Bonds, Series 2016B	2.000%	06/01/2027	Aa2	3,000,000	3,031,110
City of Cedar Rapids, Iowa, Water Revenue Bonds, Series 2018D	3.000%	06/01/2029	Aa2	950,000	997,890
City of Council Bluffs, Iowa, General Obligation Bonds, Series 2018A	3.000%	06/01/2029	Aa2	1,050,000	1,115,384
City of West Des Moines, Iowa, General Obligation Urban Renewal Bonds, Series 2017D	3.000%	06/01/2031	AAA	1,770,000	1,847,703

					19,164,707

Kansas (2.96%)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	1,870,000	1,883,501
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A (Prerefunded to 10-01-2020 @ 100) (b)	2.000%	10/01/2022	NR	140,000	140,885
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2026	Aa2	2,740,000	2,917,168
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2027	Aa2	1,490,000	1,578,253
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,078,730
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C (Crossover Refunding to 09-01-2021 @ 100) (b)	4.500%	09/01/2028	Aa2	3,000,000	3,159,660
Water District No. 1 of Johnson County, Kansas, Water Revenue Refunding Bonds, Series 2017A	3.000%	01/01/2032	Aaa	2,500,000	2,615,475
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2017A	5.000%	09/01/2033	Aa2	5,000,000	6,171,550
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	4.000%	11/01/2033	Aa2	440,000	513,339
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	4.000%	11/01/2034	Aa2	455,000	527,231
City of Manhattan, Kansas, General Obligation Refunding and Improvement Bonds, Series 2019-A	3.000%	11/01/2035	Aa2	475,000	485,844

					21,071,636

Kentucky (2.56%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,815,244
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa2	1,110,000	1,202,186
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.250%	09/15/2029	A1	1,735,000	1,891,341
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.000%	10/01/2029	Aa2	1,060,000	1,122,996
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.375%	09/15/2030	A1	1,800,000	1,963,206
Lexington-Fayette Urban County Government (Kentucky), Various Purpose General Obligation Bonds, Series 2018A	3.125%	10/01/2030	Aa2	1,095,000	1,161,280
Northern Kentucky Water District, Refunding Revenue Bonds, Series 2016	3.000%	02/01/2031	Aa2	3,660,000	3,829,678
City of Owensboro, Kentucky, Water Revenue Refunding and Improvement Bonds, Series 2018	3.500%	09/15/2031	A1	1,860,000	2,005,880
City of Bowling Green, Kentucky, Water and Sewer Revenue Bonds, Series 2019	3.000%	06/01/2033	Aa3	3,115,000	3,190,103

					18,181,914

Maine (0.45%)
Maine Municipal Bond Bank, 2017 Series D Refunding Bonds	3.000%	11/01/2031	Aa2	3,000,000	3,199,470

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Maryland (0.76%)
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A (Prerefunded to 02-15-2020 @ 100) (b)	4.000%	02/15/2026	Aaa	$2,075,000	$2,087,160
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B	3.000%	12/01/2028	Aaa	2,000,000	2,102,460
Caroline County, Maryland, (County Commissioners of Caroline County), Consolidated Public Improvement and Refunding Bonds of 2019	3.000%	01/15/2032	Aa3	1,150,000	1,207,880

					5,397,500

Massachusetts (0.75%)
Town of Northbridge, Massachusetts, General Obligation School Project Loan, Chapter 70B Bonds, Unlimited Tax	3.000%	06/01/2032	AA	1,000,000	1,039,620
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A (Prerefunded to 06-01-2021 @ 100) (b)	5.000%	06/01/2034	Aa1	2,000,000	2,115,920
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	AA	2,000,000	2,142,020

					5,297,560

Michigan (4.63%)
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,009,560
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa2	425,000	447,959
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	707,686
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2022	A+	275,000	289,856
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa2	450,000	491,369
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,502,003
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2023	A+	400,000	421,608
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2021 @ 100) (b)	5.000%	05/01/2024	A+	600,000	632,412
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	1,977,102
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	700,000	759,290
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa2	1,260,000	1,369,532
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,394,722
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	2,300,000	2,443,129
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	3,850,000	4,155,883
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,149,000
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	500,000	558,010
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,179,950

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	$750,000	$776,648
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	876,874
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	333,726
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	701,286
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A	700,000	815,465
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A	1,100,000	1,278,937
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2032	AAA	595,000	687,035
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2033	AAA	630,000	726,340
City of Grosse Pointe, County of Wayne, State of Michigan, 2018 Unlimited Tax General Obligation Bonds	4.000%	10/01/2034	AAA	670,000	767,713
Lowell Area Schools, Counties of Kent and Ionia, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2035	A+	400,000	454,836
Rockford Public Schools, County of Kent, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2035	A	1,755,000	2,001,964
Grosse Pointe Public School System, County of Wayne, State of Michigan, 2019 School Building and Site and Refunding Bonds, (Unlimited Tax General Obligation)	5.000%	05/01/2036	Aa3	1,635,000	2,043,799
Lowell Area Schools, Counties of Kent and Ionia, State of Michigan, 2019 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	4.000%	05/01/2036	A+	865,000	980,711

					32,934,405

Minnesota (2.74%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	2,942,197
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	2.375%	02/01/2025	Aaa	2,805,000	2,896,639
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2026	Aaa	1,000,000	1,054,060
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	Baa1	3,860,000	4,104,106
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2027	Aaa	1,590,000	1,670,025
City of Eagan, Minnesota, General Obligation Bonds, Series 2018A	3.250%	02/01/2032	Aaa	1,245,000	1,327,743
Independent School District No. 622, (North St. Paul-Maplewood-Oakdale), Minnesota, (Ramsey and Washington Counties), General Obligation Facilities Maintenance Bonds, Series 2019B	3.000%	02/01/2034	A1	3,300,000	3,425,136
City of Minneapolis, Minnesota, General Obligation Bonds (Green Bonds), Series 2019 (e)	3.000%	12/01/2035	AAA	2,000,000	2,082,220

					19,502,126

Mississippi (1.34%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	Baa3	1,000,000	1,008,060
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,640,704
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt)	3.000%	11/01/2026	Aa2	3,000,000	3,249,870
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,617,673

					9,516,307

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (2.37%)
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	$445,000	$467,575
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,177,059
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa2	465,000	515,397
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa2	400,000	442,392
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa2	425,000	468,962
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	370,000	373,374
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program), (Prerefunded to 03-01-2020 @ 100) (b)	5.000%	03/01/2031	NR	380,000	383,599
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2033	AA	1,000,000	1,116,380
Liberty Public School District No. 53, Clay County, Missouri, General Obligation School Building Bonds, Series 2018	4.000%	03/01/2034	AA	2,500,000	2,777,150
Wentzville R-IV School District, St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2018	4.000%	03/01/2034	Aa2	3,000,000	3,388,410
City of Columbia, Missouri, Water and Electric System Refunding Revenue Bonds, Series 2019B	3.000%	10/01/2035	A+	3,520,000	3,610,992
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	1,000,000	1,131,170

					16,852,460

Montana (2.58%)
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	3.500%	06/15/2025	A+	860,000	951,444
High School District No. 44 (Belgrade), Gallatin County, Montana, General Obligation School Building Bonds, Series 2016	3.000%	06/01/2027	A+	525,000	568,181
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2032	A+	945,000	1,145,246
High School District No. 1 (Missoula), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2032	Aa3	1,010,000	1,150,430
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2033	A+	1,005,000	1,215,226
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	4.500%	07/01/2033	A+	560,000	665,157
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2033	A+	520,000	595,135
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.000%	06/15/2034	A+	505,000	609,454
High School District No. A (Great Falls), Cascade County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	725,000	893,918
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2034	A+	805,000	992,557
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2034	A+	565,000	645,190
School District No. 4 (Hellgate), Missoula County, Montana, General Obligation School Building Bonds, Series 2017	5.250%	06/15/2035	A+	880,000	1,074,876
K-12 School District No. 9 (East Helena), Lewis and Clark County, Montana, General Obligation School Building Bonds, Series 2018	5.000%	07/01/2035	A+	1,925,000	2,367,423
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2035	A+	845,000	962,396
State of Montana, The Board of Regents of Higher Education, The University of Montana, General Revenue Bonds, Series 2019B	3.000%	11/15/2035	Aa3	3,660,000	3,814,745

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Montana (Cont.)
School District No. 44 (Whitefish), Flathead County, Montana, General Obligation School Building Bonds, Series 2017	4.000%	07/01/2036	A+	$585,000	$664,496

					18,315,874

Nebraska (2.34%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,363,285
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011 (Prerefunded to 12-15-2021 @ 100) (b)	5.000%	12/15/2023	AA-	1,560,000	1,681,009
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa2	3,000,000	3,027,120
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	AA-	145,000	156,522
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	AA-	180,000	206,743
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011 (Prerefunded 12-15-2021 @ 100) (b)	5.000%	12/15/2026	AA-	1,925,000	2,074,322
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2028	AA	150,000	173,514
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	AA-	250,000	298,830
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B (Prerefunded to 01-15-2022 @ 100) (b)	4.000%	01/15/2029	AA-	730,000	773,530
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2029	AA	250,000	287,758
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2029	AA-	260,000	310,292
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2030	AA	325,000	371,761
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (Prerefunded to 12-15-2024 @ 100) (b)	5.000%	12/15/2030	AA-	700,000	828,793
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A1	1,900,000	2,031,746
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014 (Prerefunded to 12-15-2024 @ 100) (b)	5.000%	12/15/2032	AA-	565,000	668,954
The City of Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Series 2019	3.000%	06/15/2034	Aa1	1,105,000	1,177,157
The City of Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Series 2019	3.000%	06/15/2035	Aa1	1,140,000	1,200,853

					16,632,189

Nevada (0.48%)
Nevada System of Higher Education, Universities Revenue Bonds, Series 2016A	4.000%	07/01/2030	AA-	3,045,000	3,436,465

New Jersey (2.54%)
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa1	1,540,000	1,541,478
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	AA-	1,075,000	1,099,403
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA+	315,000	321,165
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa1	750,000	758,018
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,777,432
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	802,350
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA+	600,000	633,276
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA+	465,000	504,423
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,487,295

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	3.500%	01/15/2027	AA	$3,330,000	$3,639,324
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	1,000,000	1,121,420
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aaa	1,140,000	1,222,570
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds	4.000%	01/15/2032	AA	2,000,000	2,185,480

					18,093,634

New Mexico (4.06%)
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa3	1,500,000	1,528,050
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	Aa3	2,000,000	2,094,080
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa2	2,450,000	2,490,229
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.000%	08/15/2023	Aaa	1,030,000	1,061,724
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.250%	08/15/2024	Aaa	1,050,000	1,090,047
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	1,235,000	1,313,015
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	735,244
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.000%	08/01/2026	Aa3	900,000	970,245
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	760,648
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.250%	08/01/2027	Aa3	900,000	976,518
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.000%	08/01/2027	A2	1,515,000	1,623,429
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	785,929
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.500%	08/01/2028	Aa3	900,000	977,616
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A	3.125%	08/01/2028	A2	1,515,000	1,619,505
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	810,803
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	3.625%	08/01/2029	AA	3,075,000	3,394,124
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation School Building Bonds, Series 2018	4.000%	08/01/2030	AA	1,000,000	1,134,370
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018	5.000%	08/01/2034	Aa2	1,800,000	2,255,130
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds, Series 2018	5.000%	08/01/2035	Aa2	2,600,000	3,248,856

					28,869,562

New York (0.88%)
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,418,080
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,867,775

					6,285,855

North Carolina (1.21%)
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,037,800
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,012,060
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	AA+	1,210,000	1,320,981
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2028	AA-	700,000	830,501

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
North Carolina (Cont.)
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2029	AA-	$265,000	$313,514
County of Union, North Carolina, Enterprise Systems Revenue Bonds, Series 2017	3.000%	06/01/2031	Aa1	2,850,000	3,023,223
County of Forsyth, North Carolina, General Obligation, Public Improvement Bonds, Series 2019B	3.000%	03/01/2032	Aaa	1,000,000	1,070,220

					8,608,299

North Dakota (1.51%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,037,290
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.000%	05/01/2027	Aa1	860,000	901,168
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.125%	05/01/2028	Aa1	845,000	885,611
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L	3.250%	05/01/2029	Aa1	835,000	873,802
Bismarck Public School District No. 1, Burleigh County, North Dakota, General Obligation School Building Bonds, Series 2017	3.125%	05/01/2030	Aa2	1,695,000	1,797,785
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2031	Aa1	1,015,000	1,072,987
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2017, Series M	3.125%	05/01/2032	Aa1	1,060,000	1,114,738
City of Fargo, North Dakota, Refunding Improvement Bonds, Series 2019A	3.000%	05/01/2033	Aa1	1,350,000	1,422,738
City of Fargo, North Dakota, Refunding Improvement Bonds, Series 2019A	3.000%	05/01/2034	Aa1	1,550,000	1,623,858

					10,729,977

Ohio (4.56%)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,119,610
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A (Prerefunded to 11-01-2021 @ 100) (b)	4.300%	11/01/2023	AA-	2,840,000	3,012,502
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A (Prerefunded to 12-01-2021 @ 100) (b)	4.000%	12/01/2024	Aaa	2,155,000	2,278,826
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2025	Aa3	660,000	716,206
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	525,000	546,268
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,518,989
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2026	Aa3	865,000	943,231
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	3.000%	12/01/2027	Aa2	1,000,000	1,077,280
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2027	Aa2	175,000	199,927
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	Aa3	1,250,000	1,391,475
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100) (b)	5.000%	11/01/2028	Aa2	1,000,000	1,111,730
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016 (c)	4.000%	12/01/2028	Aa2	1,565,000	1,782,832
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified) (Prerefunded to 12-01-2023 @ 100) (b)	5.000%	12/01/2028	Aa2	225,000	258,629

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014 (Prerefunded to 11-01-2023 @ 100) (b)	5.000%	11/01/2029	Aa2	$800,000	$915,472
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified) (Prerefunded to 12-01-2023 @ 100) (b)	5.000%	12/01/2029	Aa2	200,000	229,892
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014 (Prerefunded to 11-01-2023 @ 100) (b)	5.000%	11/01/2030	Aa2	1,335,000	1,527,694
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2030	Aa2	235,000	272,123
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	4.000%	12/01/2030	Aa2	365,000	395,810
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2030	Aa1	750,000	844,320
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2031	Aa2	220,000	253,191
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2031	Aa1	350,000	392,501
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A (Prerefunded to 11-01-2022 @ 100) (b)	5.000%	11/01/2032	Aa2	1,500,000	1,667,595
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2032	Aa2	220,000	251,579
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2032	AA	1,750,000	1,964,393
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2032	Aa1	375,000	419,003
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Refunding Bonds, Series 2017B	4.000%	11/01/2033	Aa2	370,000	420,823
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2033	Aa1	500,000	581,580
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2033	Aa1	400,000	445,448
Worthington City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unimited Tax)	4.000%	12/01/2033	Aa1	790,000	915,373
Cuyahoga Community College District, Ohio, Facilities Construction and Improvement Bonds, Series 2018, (General Obligation - Unlimited Tax)	4.000%	12/01/2034	AA	1,000,000	1,115,400
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities
Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2034	Aa1	500,000	577,920
Hudson City School District, Ohio, General Obligation (Unlimited Tax), School Improvement Bonds, Series 2018	4.000%	12/01/2034	Aa1	875,000	971,486
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities
Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2035	Aa1	500,000	574,025
Worthington City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unimited Tax)	4.000%	12/01/2035	Aa1	475,000	547,419
Dublin City School District, Franklin, Delaware, and Union Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2019A, (General Obligation - Unlimited Tax)	4.000%	12/01/2036	Aa1	1,000,000	1,144,950

					32,385,502

Oklahoma (1.35%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,518,100
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2016	3.000%	04/01/2028	AA	3,000,000	3,119,310
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,108,947
The Edmond Public Works Authority, (Edmond, Oklahoma), Sales Tax and Utility System Revenue Bonds, Series 2017	5.000%	07/01/2032	AA-	1,500,000	1,831,170

					9,577,527

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (1.28%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	$1,000,000	$1,011,890
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.250%	12/01/2024	AA-	400,000	417,732
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,379,410
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A) (Refunding)	2.800%	06/01/2025	Aa1	155,000	166,955
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.500%	12/01/2025	AA-	200,000	212,384
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2028	A+	2,500,000	2,900,200
Administrative School District No. 1 (Bend-La Pine), Deschutes County, Oregon, General Obligation Bonds, Series 2019	3.000%	06/15/2035	Aa2	2,865,000	3,007,935

					9,096,506

Pennsylvania (1.55%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aaa	1,605,000	1,671,591
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	3.000%	06/01/2026	AA+	430,000	468,859
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aaa	2,505,000	2,607,029
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	1,825,000	1,889,769
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012 (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	05/15/2027	NR	375,000	388,493
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2028	AA+	340,000	385,988
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016	4.000%	06/01/2029	AA+	305,000	344,681
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt) (Prerefunding to 10-01-2022 @ 100) (b)	5.000%	10/01/2030	AA	1,500,000	1,660,650
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014 (Prerefunded to 11-15-2024 @ 100) (b)	5.000%	11/15/2031	AA	1,365,000	1,615,710

					11,032,770

South Carolina (1.69%)
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,491,287
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,758,499
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA	355,000	378,576
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA	370,000	400,732
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA	380,000	409,648
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA	520,000	572,582
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2016B	4.000%	02/01/2029	Aa1	1,045,000	1,210,936
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	Aa3	2,160,000	2,388,226
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA	535,000	584,049
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2019A (e)	3.000%	02/01/2035	Aa1	1,750,000	1,828,943

					12,023,478

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012 (Prerefunded to 01-15-2022 @ 100) (b)	3.000%	07/15/2022	AA-	$250,000	$259,428

Tennessee (2.54%)
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa1	655,000	669,908
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A (Prerefunded to 05-15-2021 @ 100) (b)	4.500%	05/15/2022	AA	2,760,000	2,895,433
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa1	670,000	684,660
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A (Prerefunded to 07-01-2020 @ 100) (b)	4.000%	07/01/2023	NR	1,105,000	1,123,398
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	895,000	909,642
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa1	1,170,000	1,229,179
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	750,542
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	776,138
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	801,792
Washington County, Tennessee, General Obligation School and Improvement Bonds, Series 2017B	3.000%	06/01/2030	Aa2	850,000	903,729
Washington County, Tennessee, General Obligation School Bonds, Series 2017A	3.000%	06/01/2030	Aa2	935,000	994,101
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA+	1,065,000	1,226,411
City of Knoxville, Tennessee, Wastewater System Revenue Refunding Bonds, Series 2013A	3.375%	04/01/2034	Aa2	5,000,000	5,075,100

					18,040,033

Texas (2.48%)
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,005,760
City of Austin, Texas, Water and Wastewater System Revenue Bonds Series 2019A	5.000%	11/15/2025	Aa2	2,280,000	2,362,468
City of Austin, Texas, Water and Wastewater System, Revenue Refunding Bonds, Series 2010A (Prerefunded to 11-15-2020 @ 100) (b)	5.000%	11/15/2025	NR	65,000	67,339
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011 (Prerefunded to 02-15-2020 @ 100) (b)	4.750%	02/15/2026	AA	1,620,000	1,631,745
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	1,670,000	1,830,537
City of Austin, Texas, (Travis, Williamson and Hays Counties), Water and Wastewater System Revenue, Refunding Bonds, Series 2010A	5.000%	11/15/2026	Aa2	2,465,000	2,553,444
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	3.000%	08/01/2027	Aaa	2,325,000	2,526,810
Lake Travis Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax Refunding Bonds, Series 2017	4.000%	02/15/2033	AA+	1,000,000	1,130,870
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2034	Aa2	1,565,000	1,659,276
Gregory-Portland Independent School District, (San Patricio County, Texas), Unlimited Tax School Building Bonds, Series 2018A	4.000%	02/15/2035	Aa2	2,710,000	2,868,616

					17,636,865

Utah (1.06%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	410,894
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	601,212
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	1,260,000	1,363,937
The Central Utah Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B, (Crossover Refunding)	4.000%	10/01/2033	AA+	2,500,000	2,869,650
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2033	AA+	1,000,000	1,137,740

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Utah (Cont.)
Jordan Valley Water Conservancy District, Water Revenue Refunding Bonds, Series 2017B	4.000%	10/01/2034	AA+	$1,000,000	$1,135,310

					7,518,743

Vermont (0.53%)
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2032	Aa3	175,000	218,514
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2033	Aa3	190,000	236,208
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2034	Aa3	255,000	315,797
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2034	Aa3	410,000	507,752
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2035	Aa3	265,000	327,026
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2035	Aa3	435,000	536,816
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018B	5.000%	11/01/2036	Aa3	910,000	1,120,046
City of Burlington, Vermont, General Obligation Public Improvement Bonds, Series 2018A	5.000%	11/01/2037	Aa3	440,000	539,484

					3,801,643

Virginia (0.79%)
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,100,944
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2025	NR	330,000	339,174
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	703,554
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aaa	1,205,000	1,306,883
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,132,280

					5,582,835

Washington (7.14%)
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	651,539
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	559,803
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,002,406
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016	4.625%	12/01/2024	Aa3	235,000	235,606
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016 (Prerefunded to 12-01-2019 @ 100) (b)	4.625%	12/01/2024	NR	3,765,000	3,765,000
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,399,895
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,250,640
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	AA+	2,500,000	2,734,425
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.000%	12/01/2026	Aa2	350,000	382,900
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2027	Aa2	400,000	439,492
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,230,675
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,180,148
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2028	Aa2	350,000	380,776
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2028	AA+	1,000,000	1,152,890
Public Utility District No. 1 of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2029	Baa2	895,000	953,265
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,136,260
City of Everett, Washington, Water and Sewer Revenue Refunding Bonds, 2016	3.125%	12/01/2029	AA+	2,000,000	2,162,660
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2029	A1	1,525,000	1,835,414
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	AA-	985,000	1,117,325

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 Of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2030	Baa2	$920,000	$957,545
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,903,450
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,385,096
Public Utility District No. 1 Of Pend Oreille County, Washington, Electric Revenue Refunding Bonds, 2019	3.000%	01/01/2031	Baa2	945,000	964,354
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2033	Aa2	840,000	949,637
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2019	3.000%	12/01/2033	AA+	5,095,000	5,362,844
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2017	4.000%	12/01/2033	AA+	5,000,000	5,671,150
Public Utility District No. 1 of Clark County, Washington, Water System Revenue and Refunding Bonds, Series 2017	5.000%	01/01/2034	AA-	1,010,000	1,215,616
Bainbridge Island School District No. 303, Kitsap County, Washington, Unlimited Tax General Obligation Bonds, 2017A	4.000%	12/01/2034	Aa2	510,000	575,346
Selah School District No. 119, Yakima and Kittitas Counties, Washington, Unlimited Tax General Obligation Bonds, 2018	4.375%	12/01/2034	A1	1,040,000	1,224,038

					50,780,195

West Virginia (1.51%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	2,510,000	2,677,317
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,412,128
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA-	1,105,000	1,170,814
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	4.000%	05/01/2026	AA-	350,000	401,051
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.250%	05/01/2026	AA-	125,000	130,731
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA-	2,180,000	2,308,707
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2027	AA-	515,000	621,157

					10,721,905

Wisconsin (6.74%)
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	823,784
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	289,013
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	308,868
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	2,121,020
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A	1,000,000	1,026,850
City of Oshkosh, Wisconsin, (Winnebago County), Water System Revenue Refunding Bonds, Series 2016G	2.000%	01/01/2026	Aa3	130,000	131,970
Muskego-Norway School District, Waukesha and Racine Counties, Wisconsin, General Obligation School Building and Improvement Bonds	3.000%	04/01/2026	AA	2,495,000	2,708,846
City of Oshkosh, Wisconsin, (Winnebago County), General Obligation Refunding Bonds, Series 2016H	2.000%	08/01/2026	Aa3	1,090,000	1,112,258
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2027	Aa3	340,000	372,368

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2028	Aa3	$275,000	$300,391
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2029	Aa3	400,000	436,436
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C (Prerefunded to 04-01-2020 @ 100) (b)	5.000%	04/01/2029	NR	3,000,000	3,038,610
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A	1,000,000	1,154,690
School District of Wisconsin Dells, Adams, Columbia, Juneau, Marquette and Sauk Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	03/01/2030	AA-	1,595,000	1,677,238
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A	2,000,000	2,306,160
School District of Wisconsin Dells, Adams, Columbia, Juneau, Marquette and Sauk Counties, Wisconsin, General Obligation Refunding Bonds	3.250%	03/01/2031	AA-	1,395,000	1,468,684
Waupaca County, Wisconsin, General Obligation Highway Facility Building Bonds, Series 2018A	3.250%	03/01/2031	Aa2	1,160,000	1,255,723
Burlington Area School District, Racine, Walworth and Kenosha Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	04/01/2031	A+	1,000,000	1,046,200
D.C. Everest Area School District, Marathon County, Wisconsin, General Obligation School Building and Improvement Bonds, Series 2018	3.375%	04/01/2031	AA	3,900,000	4,199,559
School District of Poynette, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	04/01/2031	AA	850,000	893,852
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2031	Aa2	300,000	344,748
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A	2,200,000	2,531,254
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2031	AA+	1,300,000	1,394,419
Burlington Area School District, Racine, Walworth and Kenosha Counties, Wisconsin, General Obligation Refunding Bonds	3.250%	04/01/2032	A+	1,120,000	1,175,026
Hamilton School District, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	3.250%	04/01/2032	Aa1	3,390,000	3,613,299
School District of Poynette, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.125%	04/01/2032	AA	1,520,000	1,601,837
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2017F	3.000%	04/01/2032	AA+	2,240,000	2,338,605
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2032	Aa2	675,000	773,645
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2032	AA+	1,325,000	1,413,457
Calumet County, Wisconsin, General Obligation County Building Bonds	3.000%	12/01/2033	AA+	1,375,000	1,460,745
City of Muskego, Waukesha County, Wisconsin, General Obligation Refunding Bonds, Series 2018A	4.000%	06/01/2034	Aa2	1,390,000	1,585,267
Sun Prarie Area School District, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2035	AA	1,405,000	1,447,487
Sun Prarie Area School District, Dane and Columbia Counties, Wisconsin, General Obligation Refunding Bonds	3.000%	03/01/2036	AA	1,535,000	1,575,943

					47,928,252

Total Long-term Municipal Bonds
(cost $652,515,502)					683,299,365

Short-term Municipal Variable Rate Demand Notes (3.46%)
Maryland (0.82%)
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Variable Rate Bonds of 2017, Series E (f)	1.130%	11/01/2037	Aaa	5,835,000	5,835,000

Massachusetts (0.28%)
The Commonwealth of Massachusetts, General Obligation Bonds, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000, Series B (f)	1.120%	12/01/2030	AA	2,000,000	2,000,000

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2019

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Short-term Municipal Variable Rate Demand Notes (Cont.)
Minnesota (0.70%)
General Obligation Bonds, Series 2018B (Variable Rate), Hennepin County, Minnesota (f)	1.090%	12/01/2038	AAA	$5,000,000	$5,000,000

New York (1.19%)
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate, Fiscal 2015 Series BB, Fiscal 2015 SubSeries BB-1 (f)	1.130%	06/15/2049	Aa1	4,310,000	4,310,000
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate, Fiscal 2016 Series AA, Fiscal 2016 SubSeries AA-1 (f)	1.130%	06/15/2048	Aa1	1,900,000	1,900,000
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate, Fiscal 2017 Series BB-1A (f)	1.180%	06/15/2049	Aa1	2,250,000	2,250,000

					8,460,000

North Carolina (0.47%)
City of Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A (f)	1.050%	03/01/2035	Aaa	1,300,000	1,300,000
City of Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008B (f)	1.050%	03/01/2035	Aaa	2,000,000	2,000,000

					3,300,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $24,595,000)					24,595,000

				Shares	Value
Short-term Investments (0.10%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.54% (g)				725,442	$725,442

Total Short-term Investments
(cost $725,442)					725,442

TOTAL INVESTMENTS (99.68%)
(cost $677,835,944)					708,619,807
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.32%)					2,285,597

NET ASSETS (100.00%)					$710,905,404

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	This security has been segregated to cover when-issued purchase commitments.

(d)	Rate shown is fixed until mandatory tender date of July 1, 2026.

(e)	Security purchased on a “when-issued” basis.

(f)	Rate shown is as of November 30, 2019.

(g)	Rate shown is the 7-day yield as of November 30, 2019.

NR - Not Rated

56	See accompanying notes to financial statements.

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STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2019

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,652,500,793	1,104,236,963	345,722,103	677,835,944

Investments in securities at market value	$5,483,461,739	2,113,736,395	349,113,331	708,619,807
Cash	—	—	—	1,625
Receivables:
Dividends and interest	18,067,718	8,092,622	1,695,676	7,566,177
Shares of the Fund sold	2,477,591	676,594	105,208	143,061
Securities sold	—	7,340	—	—
Prepaid expenses	130,677	50,406	8,733	17,404

Total assets	5,504,137,725	2,122,563,357	350,922,948	716,348,074

Liabilities and Net Assets
Distributions to shareholders	—	—	4,720	259,305
Payables:
Shares of the Fund redeemed	888,110	461,904	118,508	108,752
Securities purchased	—	—	—	4,912,153
Trustees’ fees and expenses	12,015	4,793	798	1,754
Due to affiliates	594,979	246,804	51,474	90,621
Accrued liabilities	111,628	73,148	46,312	70,085

Total liabilities	1,606,732	786,649	221,812	5,442,670

Net assets applicable to shares outstanding of common stock	$5,502,530,993	2,121,776,708	350,701,136	710,905,404

Fund shares outstanding (no par value, unlimited number of shares authorized)	61,567,898	28,158,796	34,735,692	80,792,032
Net asset value, offering price and redemption price per share	$89.37	75.35	10.10	8.80

Analysis of Net Assets
Paid-in-capital	$1,558,175,193	1,083,056,180	347,696,507	679,940,869
Total distributable earnings (loss)	3,944,355,800	1,038,720,528	3,004,629	30,964,535

Net assets applicable to shares outstanding	$5,502,530,993	2,121,776,708	350,701,136	710,905,404

58	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2019

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$139,154,460	35,397,575	—	—
Interest	892,244	18,906,331	6,367,457	268,947
Tax-exempt interest	—	—	—	19,977,520

	140,046,704	54,303,906	6,367,457	20,246,467
Less: foreign withholding taxes	(1,244,317)	(467,336)	—	—

Total investment income	138,802,387	53,836,570	6,367,457	20,246,467
Expenses:
Investment advisory and management fees	5,219,039	2,131,798	413,809	772,727
Trustees’ fees and expenses	245,717	96,413	16,957	34,492
Reports to shareholders	100,977	57,077	21,880	23,901
Professional fees	115,709	39,467	11,724	17,506
Audit fees	69,404	69,399	69,472	69,400
Errors and omissions insurance	92,667	36,251	6,296	12,890
Custodian fees	118,785	39,425	(2,713)	7,225
ICI dues	41,287	16,792	2,870	6,365
Regulatory Fees	41,755	32,183	31,136	30,011
Fidelity bond expense	1,412	559	97	199
Securities valuation fees	6,063	51,906	9,218	121,422

Total expenses	6,052,815	2,571,270	580,746	1,096,138
Less: expense reimbursement from SFIMC	(555)	—	—	(243)

Net expenses	6,052,260	2,571,270	580,746	1,095,895

Net investment income	132,750,127	51,265,300	5,786,711	19,150,572
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	52,394,066	6,055,075	(39,683)	180,673
Net realized gain (loss) on foreign currency transactions	25,955	(1,905)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	536,036,280	202,378,400	11,469,844	28,664,827

Net realized and unrealized gain (loss) on investments	588,456,301	208,431,570	11,430,161	28,845,500

Net change in net assets resulting from operations	$721,206,428	259,696,870	17,216,872	47,996,072

See accompanying notes to financial statements.	59

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2019	2018
From operations:
Net investment income	$132,750,127	120,181,194
Net realized gain (loss)	52,420,021	63,285,637
Change in net unrealized appreciation or depreciation	536,036,280	30,175,253

Net change in net assets resulting from operations	721,206,428	213,642,084
Distributions to shareholders from and in excess of:
Distributions (Net investment income, Net realized gain)	(191,944,110)	(171,921,534)

Total distributions to shareholders	(191,944,110)	(171,921,534)
From Fund share transactions:
Proceeds from shares sold	199,828,694	244,898,568
Reinvestment of distributions	180,848,201	162,502,171

	380,676,895	407,400,739
Less payments for shares redeemed	(399,994,725)	(417,024,684)

Net increase (decrease) in net assets from Fund share transactions	(19,317,830)	(9,623,945)

Total increase (decrease) in net assets	509,944,488	32,096,605

Net assets:
Beginning of period	4,992,586,505	4,960,489,900

End of period	$5,502,530,993	4,992,586,505

Share Information
Sold	2,473,574	3,064,526
Issued in reinvestment of distributions	2,428,700	2,063,834
Redeemed	(4,929,214)	(5,226,707)

Net increase (decrease)	(26,940)	(98,347)

60	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2019	2018	2019	2018	2019	2018

51,265,300	48,447,772	5,786,711	4,950,412	19,150,572	20,165,114
6,053,170	13,891,861	(39,683)	(8,815)	180,673	204,284
202,378,400	(14,694,943)	11,469,844	(4,059,164)	28,664,827	(13,750,136)

259,696,870	47,644,690	17,216,872	882,433	47,996,072	6,619,262

(64,308,131)	(56,359,140)	(5,786,711)	(4,950,412)	(19,354,856)	(20,518,044)

(64,308,131)	(56,359,140)	(5,786,711)	(4,950,412)	(19,354,856)	(20,518,044)

103,936,282	117,441,765	71,553,432	72,744,672	55,962,858	53,792,884
61,372,575	53,882,238	5,697,366	4,857,145	16,096,796	17,089,538

165,308,857	171,324,003	77,250,798	77,601,817	72,059,654	70,882,422
(174,277,594)	(178,326,070)	(75,865,654)	(96,078,359)	(65,187,767)	(80,227,693)

(8,968,737)	(7,002,067)	1,385,144	(18,476,542)	6,871,887	(9,345,271)

186,420,002	(15,716,517)	12,815,305	(22,544,521)	35,513,103	(23,244,053)

1,935,356,706	1,951,073,223	337,885,831	360,430,352	675,392,301	698,636,354

2,121,776,708	1,935,356,706	350,701,136	337,885,831	710,905,404	675,392,301

1,489,550	1,722,308	7,161,372	7,453,195	6,418,044	6,307,569
933,982	796,715	569,476	497,573	1,846,831	2,010,782
(2,509,277)	(2,615,954)	(7,626,184)	(9,831,988)	(7,493,172)	(9,428,096)

(85,745)	(96,931)	104,664	(1,881,220)	771,703	(1,109,745)

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time SFIMC may purchase issues with longer maturities. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2019. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2019, the Municipal Bond Fund had commitments of $4,912,153 (representing 0.69% of net assets) for when-issued securities. These commitments are included within the Securities Purchased line on the Statements of Assets and Liabilities.

New Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement”, which removes, modifies, and adds certain fair value disclosure requirements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities, U.S. Treasury bills, and short-term municipal variable rate demand notes are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

		Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$5,457,809,679	$—	$—	$5,457,809,679
Short-term Investments	25,652,060	—	—	25,652,060
Balanced Fund
Common Stocks (a)	1,443,280,503	—	—	1,443,280,503
Corporate Bonds (a)	—	383,266,447	—	383,266,447
Foreign Government Bonds	—	2,062,815	—	2,062,815
Agency Commercial Mortgage-Backed
Securities	—	83,204,968	—	83,204,968
Agency Notes & Bonds	—	2,050,552	—	2,050,552
U.S. Treasury Obligations	—	179,897,245	—	179,897,245
Short-term Investments	19,973,865	—	—	19,973,865
Interim Fund
U.S. Treasury Obligations	—	344,078,407	—	344,078,407
Short-term Investments	5,034,924	—	—	5,034,924
Municipal Bond Fund
Long-term Municipal Bonds	—	683,299,365	—	683,299,365
Short-term Municipal Variable Rate
Demand Notes	—	24,595,000	—	24,595,000

Short-term Investments	725,442	—	—	725,442

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2018 or for the year ended November 30, 2019. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2019 as compared to November 30, 2018.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2019, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2019, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2019, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,652,500,793	$3,905,611,127	$(74,650,181)	$3,830,960,946
Balanced Fund	1,104,236,963	1,032,943,434	(23,444,002)	1,009,499,432
Interim Fund	345,722,103	3,894,767	(503,539)	3,391,228
Municipal Bond Fund	677,835,944	30,922,748	(138,885)	30,783,863

For each Fund, the cost of investments for federal income tax purposes was the same as the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 23, 2019, the Growth Fund declared an ordinary income dividend of $1.06962 per share and a capital gain dividend of $0.85325 per share to shareholders of record on December 20, 2019 (reinvestment date December 23, 2019).

On December 23, 2019, the Balanced Fund declared an ordinary income dividend of $0.92473 per share and a capital gain dividend of $0.21539 per share to shareholders of record on December 20, 2019 (reinvestment date December 23, 2019).

On December 23, 2019 the Municipal Bond Fund declared a capital gain dividend of $0.00226 per share to shareholders of record on December 20, 2019 (reinvestment date December 23, 2019).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2019, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2019	Short-term	Long-term	Total
Interim Fund	$—	$—	$386,598	$386,598

As of November 30, 2019, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$61,004,702	$52,394,066	$3,830,957,032	$—	$3,944,355,800
Balanced Fund	23,297,769	6,054,716	1,009,497,632	—	1,038,850,117
Interim Fund	—	—	3,391,227	(386,598)	3,004,629
Municipal Bond Fund	128	180,544	30,783,863	—	30,964,535

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain capital accounts without impacting its net asset value.

As of November 30, 2019, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss) (a)	Accumulated Undistributed Net Investment Income (Loss) (a)
Growth Fund	$—	$(25,955)	$25,955
Balanced Fund	—	1,905	(1,905)

(a) These components are each included as part of total distributable earnings (loss) within the Statements of Assets and Liabilities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions was designated as follows for the years ended November 30, 2019 and November 30, 2018.

2019	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Growth Fund	$—	$128,727,664	$63,216,446	$191,944,110
Balanced Fund	—	50,441,287	13,866,844	64,308,131
Interim Fund	—	5,786,711	—	5,786,711
Municipal Bond Fund	18,893,462	257,110	204,284	19,354,856

2018	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Growth Fund	$—	$117,372,975	$54,548,559	$171,921,534
Balanced Fund	—	47,630,449	8,728,691	56,359,140
Interim Fund	—	4,950,412	—	4,950,412
Municipal Bond Fund	20,076,742	88,372	352,930	20,518,044

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets. Prior-year reimbursements, if any, are not subject to recapture.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $25 million at any one time to the Funds. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2019.

6.	Investment Transactions

For the year ended November 30, 2019, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/ Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Growth Fund	$35,155,946	$67,462,776	$—	$—
Balanced Fund	42,475,209	58,257,159	41,525,781	39,989,844
Interim Fund	—	—	65,798,320	64,944,141
Municipal Bond Fund	91,200,764	99,277,643	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$81.06	80.41	70.41	73.38	76.68
Income from Investment Operations
Net investment income (a)	2.13	1.93	1.84	1.75	1.79
Net gain (loss) on investments (both realized and unrealized)	9.30	1.51	10.50	4.15	(3.38)

Total from investment operations	11.43	3.44	12.34	5.90	(1.59)

Less Distributions
Net investment income	(2.09)	(1.90)	(1.78)	(1.76)	(1.71)
Net realized gain	(1.03)	(0.89)	(0.56)	(7.11)	—

Total distributions	(3.12)	(2.79)	(2.34)	(8.87)	(1.71)

Net asset value, end of period	$89.37	81.06	80.41	70.41	73.38

Total Return	14.91%	4.41%	17.91%	9.54%	(2.13)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$5,502.5	4,992.6	4,960.5	4,296.6	4,095.7
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.62%	2.42%	2.46%	2.59%	2.40%
Portfolio turnover rate (b)	1%	0%	1%	0%	11%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

See accompanying notes to financial statements.	69

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$68.52	68.84	63.19	66.38	68.23
Income from Investment Operations
Net investment income (a)	1.81	1.70	1.65	1.63	1.73
Net gain (loss) on investments (both realized and unrealized)	7.30	(0.03)	5.75	1.76	(1.85)

Total from investment operations	9.11	1.67	7.40	3.39	(0.12)

Less Distributions
Net investment income	(1.79)	(1.68)	(1.63)	(1.69)	(1.73)
Net realized gain	(0.49)	(0.31)	(0.12)	(4.89)	—

Total distributions	(2.28)	(1.99)	(1.75)	(6.58)	(1.73)

Net asset value, end of period	$75.35	68.52	68.84	63.19	66.38

Total Return	13.82%	2.49%	11.93%	5.83%	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (millions)	$2,121.8	1,935.4	1,951.1	1,766.3	1,689.0
Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.59%	2.50%	2.52%	2.63%	2.58%
Portfolio turnover rate	4%	5%	4%	4%	11%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

70	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.76	9.87	9.92	9.99	10.03
Income from Investment Operations
Net investment income	0.17	0.14	0.12	0.12	0.12
Net gain (loss) on investments (both realized and unrealized)	0.34	(0.11)	(0.05)	(0.07)	(0.04)

Total from investment operations	0.51	0.03	0.07	0.05	0.08

Less Distributions
Net investment income	(0.17)	(0.14)	(0.12)	(0.12)	(0.12)
Net realized gain	—	—	—	—	—

Total distributions	(0.17)	(0.14)	(0.12)	(0.12)	(0.12)

Net asset value, end of period	$10.10	9.76	9.87	9.92	9.99

Total Return	5.26%	0.33%	0.71%	0.45%	0.77%
Ratios/Supplemental Data
Net assets, end of period (millions)	$350.7	337.9	360.4	396.3	363.9
Average net asset ratios
Expenses	0.17%	0.17%	0.16%	0.16%	0.16%
Net investment income	1.71%	1.45%	1.21%	1.15%	1.17%
Portfolio turnover rate	20%	16%	13%	13%	12%

See accompanying notes to financial statements.	71

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.44	8.61	8.53	8.80	8.85
Income from Investment Operations
Net investment income	0.24	0.25	0.26	0.26	0.28
Net gain (loss) on investments (both realized and unrealized)	0.36	(0.17)	0.08	(0.27)	(0.05)

Total from investment operations	0.60	0.08	0.34	(0.01)	0.23

Less Distributions
Net investment income	(0.24)	(0.25)	(0.26)	(0.26)	(0.28)
Net realized gain (a)	—	—	—	—	—

Total distributions	(0.24)	(0.25)	(0.26)	(0.26)	(0.28)

Net asset value, end of period	$8.80	8.44	8.61	8.53	8.80

Total Return	7.19%	0.99%	3.99%	(0.16)%	2.65%
Ratios/Supplemental Data
Net assets, end of period (millions)	$710.9	675.4	698.6	704.1	677.3
Average net asset ratios
Expenses	0.16%	0.16%	0.15%	0.16%	0.16%
Net investment income	2.74%	2.93%	2.98%	2.95%	3.19%
Portfolio turnover rate	14%	12%	9%	7%	10%

(a)	Net realized gain distributions represent less than $0.01 per share for the years ended November 30, 2019 and 2018.

72	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Farm Associates’ Funds Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (constituting State Farm Associates’ Funds Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2019, the related statements of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2019 and each of the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 27, 2020

We have served as the auditor of one or more investment companies in State Farm Associates’ Funds Trust since 2011.

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2019.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$63,216,446	$128,727,663	$113,346,290	$—
Balanced	13,866,844	34,095,604	27,710,071	—
Interim	—	—	—	—
Municipal Bond	204,284	—	—	18,893,462

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Associates’ Funds Trust, November 30, 2019 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University, University of Southern Miississippi, and George Mason University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	TRUSTEE – MainStay Funds (88 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Management Information – State Farm Associates’ Funds Trust, November 30, 2019 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, FINANCIAL SERVICES – State Farm Mutual Automobile Insurance Company; PRESIDENT AND CHIEF EXECUTIVE OFFICER – State Farm Bank, F.S.B., Bloomington, Illinois; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	4	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT, PROPERTY AND CASUALTY – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

*

Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2019 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 65	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 56	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Terrence M. Ludwig One State Farm Plaza Bloomington, Illinois 61710 Age 51	Chief Compliance Officer, Assistant Secretary- Treasurer, and Anti- Money Laundering and Office of Foreign Assets Control Compliance Officer	Began service as Chief Compliance Officer and Assistant Secretary- Treasurer in 2/2018 and as Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer in 3/2016, and serves until removed.	CHIEF COMPLIANCE OFFICER (since 2/2018), ASSISTANT SECRETARY- TREASURER (since 2/2018), and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016) – State Farm Mutual Fund Trust, State Farm Variable Product Trust; CHIEF COMPLIANCE OFFICER (since 2/2018), TREASURER (since 2/2018) and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016) – State Farm Investment Management Corp.; CHIEF COMPLIANCE OFFICER, TREASURER (since 2/2018) and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER – State Farm VP Management Corp.; INVESTMENT PLANNING SERVICES DIRECTOR – State Farm Mutual Automobile Insurance Company.

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 50	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and INVESTMENT PLANNING SERVICES (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), and VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Scott Hintz One State Farm Plaza Bloomington, Illinois 61710 Age 51	Vice President and Secretary	Began service in 2016 and serves until removed.	ASSISTANT VICE PRESIDENT – INVESTMENT PLANNING SERVICES (since 3/2016) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 12/2018), ASSISTANT VICE PRESIDENT (3/2016 – 12/2018) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2018), ASSISTANT VICE PRESIDENT (3/2016 – 12/2018) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.21-CH
AP2020/01/9812
1-2020
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
	Billed to registrant for fiscal year ending November 30, 2019:	$278,000
	Billed to registrant for fiscal year ending November 30, 2018:	$276,391

	The audit fees for November 30, 2019 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees
	Billed to registrant in fiscal year ending November 30, 2019:	$0
	Billed to registrant in fiscal year ending November 30, 2018:	$0

	The nature of the services comprising the fees disclosed under this category:	not applicable

	Fees required to be approved pursuant to paragraph (c)(7) (ii) of Rule 2-01 of Reg. S-X:
	Billed in fiscal year ending November 30, 2019:	$0
	Billed in fiscal year ending November 30, 2018:	$0

	The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees
	Billed to registrant in fiscal year ending November 30, 2019:	$24,800
	Billed to registrant in fiscal year ending November 30, 2018:	$23,400

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2019: $0

Billed in fiscal year ending November 30, 2018: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant in fiscal year ending November 30, 2019: $0

Billed to registrant in fiscal year ending November 30, 2018: $0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending November 30, 2019: $0

Billed in fiscal year ending November 30, 2018: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.

such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2019:	not applicable	0%	not applicable
Fiscal year ending November 30, 2018:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2019:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2018:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2019:     $ 24,800

Fiscal year ending November 30, 2018:     $ 23,400

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2019:     $ 0

Fiscal year ending November 30, 2018:     $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2019:     $ 0

Fiscal year ending November 30, 2018:     $ 150,919.94

For the fiscal year ending November 30, 2018, an affiliate of the registrant’s accountant performed non-audit services unrelated to the operations and financial reporting of the registrant with respect to State Farm VP Management Corp., registrant’s distributor and a wholly owned subsidiary of the registrant’s investment adviser, State Farm Investment Management Corp.

(h)

The non-audit services performed by an affiliate of the registrant’s accountant with respect to State Farm VP Management Corp. were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X by the Audit Committee and were not considered by the Audit Committee with respect to the independence of the registrant’s accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 28, 2020

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	January 28, 2020